UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07642

Name of Fund: BlackRock MuniAssets Fund, Inc. (MUA)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniAssets Fund, Inc.,

            55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2013

Date of reporting period: 04/30/2013

Item 1 –	Report to Stockholders

APRIL 30, 2013

ANNUAL REPORT

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2013

Dear Shareholder

About this time one year ago, financial market activity was dominated by concerns about Europe’s debt crisis. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction of yields).

However, bond markets regained strength in February (as yields once again dropped) when global economic momentum slowed and investors toned down their risk appetite. International stock markets weakened amid a resurgence of macro risk out of Europe. A stalemate presidential election in Italy was a reminder that political instability continued to plague the eurozone and a severe banking crisis in Cyprus underscored the fragility of the broader European banking system. In the United States, stocks continued to rise, but at a more moderate pace. Investors grew more cautious given uncertainty as to how long the central bank would continue its stimulus programs. How government spending cuts would impact the already slow economic recovery was another concern. But improving labor market data and rising home prices boosted sentiment in March, pushing major US stock indices to all-time highs. Investors scaled back their enthusiasm in April due to a series of disappointing economic reports. On the whole, US stocks have performed well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, but growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 6- and 12-month periods ended April 30, 2013, US and international stocks and high yield bonds posted strong gains. Emerging market equities lagged the rally as the uneven pace of global growth raised doubts that developing economies could thrive in the near term. US Treasury yields were highly volatile over the past 12 months, although they continue to remain low from a historical perspective. US Treasury and investment-grade bonds generated modest returns in this environment, while tax-exempt municipal bonds benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and many of the old ways of investing no longer work. That’s why the new world of investing calls for a new approach. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. Visit www.blackrockplan.com to learn more about how to take action.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	14.42%	16.89%
US small cap equities (Russell 2000® Index)	16.58	17.69
International equities (MSCI Europe, Australasia, Far East Index)	16.90	19.39
Emerging market equities (MSCI Emerging Markets Index)	5.29	3.97
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	1.52	5.07
US investment grade bonds (Barclays US Aggregate Bond Index)	0.90	3.68
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.01	5.74
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.26	13.95
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2013

Municipal Bonds Performed Well

Market conditions remained favorable even though supply picked up considerably in the past year. Total new issuance for the 12 months ended April 30, 2013 was $383 billion as compared to $337 billion in the prior 12-month period. However, it is important to note that a significant portion (roughly 60%) of the new supply during the most recent 12-month period was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. More recently, municipal issuers have favored the taxable market, where issuance is up 139% year-over-year.

Increased supply was met with strong demand during the period as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income. For the 12 months ended April 30, 2013, municipal bond fund inflows exceeded $39.7 billion (according to the Investment Company Institute).

S&P Municipal Bond Index
Total Returns as of April 30, 2013
6 months: 2.01%
12 months: 5.74%

A Closer Look at Yields

From April 30, 2012 to April 30, 2013, muni yields declined by 41 basis points (“bps”) from 3.25% to 2.84% on AAA-rated 30-year municipal bonds, while falling 18 bps from 1.87% to 1.69% on 10-year bonds and dropping a modest 8 bps from 0.82% to 0.74% on 5-year issues (as measured by Thomson Municipal Market Data). (Bond prices rise as yields fall.) Overall, the municipal yield curve remained relatively steep, but flattened considerably over the 12-month period as the spread between 2- and 30-year maturities tightened by 39 bps and the spread between 2- and 10-year maturities tightened by 16 bps.

During the same time period, US Treasury rates fell by 23 bps on 30-year and 25 bps on 10-year bonds, while moving down 13 bps on 5-year issues. Accordingly, tax-exempt municipal bonds moderately underperformed Treasuries in the 5- and 10-year space, but significantly outperformed Treasury bonds on the long end of the curve. This outperformance was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. Additionally, as higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal market has become an attractive avenue for investors seeking yield in the low-rate, low-return environment as the asset class is known for its lower volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers Continue to Improve

Austerity and de-leveraging have been the general themes across the country as states seek to balance their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps. Broadly speaking, state governments have demonstrated better fiscal health as their revenues have steadily improved in recent years while they cut more than 700,000 jobs. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds, except MUA, issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred Shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares and/or debt securities does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund voluntarily limits its economic leverage to 50% of its total managed assets, while each Fund with VRDP Shares or VMTP Shares outstanding limits its economic leverage to 45% of its total managed assets. As of April 30, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MUA	13%
MEN	37%
MHD	37%
MUH	37%
MUS	41%
MUI	38%
MVT	41%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	5

Fund Summary as of April 30, 2013	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by Standard & Poor’s Corporation) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2013, the Fund returned 12.22% based on market price and 12.70% based on NAV. For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of 10.40% based on market price and 12.70% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s holdings of lower-quality investment grade, non-investment grade and non-rated bonds had a positive impact on performance as these segments benefited from the ongoing contraction in credit spreads. The Fund’s use of leverage enhanced results in the municipal market rally. A preference for securities with longer maturities proved beneficial as the yield curve flattened during the period (long-term rates fell more than short- and intermediate-term rates). Also contributing positively were the Fund’s concentrations in the strong-performing transportation, health and corporate sectors.

•

The Fund’s below-average distribution yield represented an opportunity cost versus its more highly leveraged Lipper category peers. Additionally, the Fund held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to this sector would have benefited the Fund’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2013 ($13.96)[1]	5.37%
Tax Equivalent Yield[2]	9.49%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of April 30, 2013[4]	13%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$13.96	$13.15	6.16%	$14.60	$13.01
Net Asset Value	$14.36	$13.47	6.61%	$14.44	$13.47

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation
	4/30/13	4/30/12
Health	25%	27%
Transportation	21	21
County/City/Special District/School District	15	13
Corporate	14	16
Utilities	12	10
Education	5	6
Tobacco	4	4
State	4	3

Credit Quality Allocation[1]
	4/30/13	4/30/12

AAA/Aaa	1%	1%
AA/Aa	20	18
A	11	11
BBB/Baa	28	27
BB/Ba	4	6
B	7	7
CCC/Caa	1	2
CC/Ca	—	1
Not Rated[2]	28	27

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $22,305,427, representing 4%, and $25,540,846, representing 5%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	12%
2014	6
2015	4
2016	3
2017	5
[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	7

Fund Summary as of April 30, 2013	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2013, the Fund returned 14.69% based on market price and 10.16% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from the accrual of income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s positive performance was also driven by the flattening of the municipal yield curve during the period (long-term municipal rates fell more than short- and intermediate-term rates) as well as the overall decline in tax-exempt interest rates (bond prices rise when interest rates fall) and the tightening of municipal credit spreads. Exposure to zero-coupon municipal bonds boosted results as these types of bonds perform particularly well amid declining interest rates and tightening spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2013 ($12.65)[1]	5.50%
Tax Equivalent Yield[2]	9.72%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Economic Leverage as of April 30, 2013[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The Monthly Distribution per Common Share, declared on June 3, 2013, was increased to $0.0605 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$12.65	$11.66	8.49%	$13.65	$11.62
Net Asset Value	$12.63	$12.12	4.21%	$12.98	$12.12

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation
	4/30/13	4/30/12
Transportation	24%	24%
County/City/Special District/School District	22	25
State	20	19
Utilities	14	13
Health	9	7
Education	7	7
Corporate	2	3
Housing	2	2

Credit Quality Allocation[1]
	4/30/13	4/30/12
AAA/Aaa	14%	15%
AA/Aa	57	58
A	25	20
BBB/Baa	3	6
B	1	1

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2013	5%
2014	9
2015	7
2016	4
2017	13

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	9

Fund Summary as of April 30, 2013	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2013, the Fund returned 8.21% based on market price and 12.20% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

During the period, the Fund benefited from its overall long duration bias (greater sensitivity to interest rates) and preference for longer-dated bonds as interest rates declined (bond prices rise when interest rates fall) and the yield curve flattened (long-term rates fell more than short- and intermediate-term rates). The Fund’s allocations to lower-quality investment grade, non-investment grade and non-rated bonds had a positive impact as these segments benefited from the ongoing contraction in credit spreads. Also contributing positively to results were the Fund’s concentrations in the strong-performing health, transportation and corporate sectors. Finally, the Fund’s holdings generated an above-average distribution yield, which in the aggregate, had a meaningful impact on returns.

•

Conversely, the Fund held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to this segment would have benefited the Fund’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2013 ($18.20)[1]	6.03%
Tax Equivalent Yield[2]	10.65%
Current Monthly Distribution per Common Share[3]	$0.0915
Current Annualized Distribution per Common Share[3]	$1.0980
Economic Leverage as of April 30, 2013[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$18.20	$18.08	0.66%	$19.99	$17.17
Net Asset Value	$18.12	$17.36	4.38%	$18.88	$17.36

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation
	4/30/13	4/30/12
Transportation	22%	18%
Health	21	21
State	13	13
County/City/Special District/School District	13	12
Utilities	12	13
Education	9	10
Corporate	7	8
Housing	2	2
Tobacco	1	3

Credit Quality Allocation[1]
	4/30/13	4/30/12
AAA/Aaa	9%	8%
AA/Aa	42	37
A	29	23
BBB/Baa	9	15
BB/Ba	1	1
B	3	5
CCC/Caa	—	1
Not Rated[2]	7	10

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $7,320,539, representing 2%, and $24,953,999, representing 7%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	7%
2014	4
2015	3
2016	3
2017	5

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	11

Fund Summary as of April 30, 2013	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2013, the Fund returned 9.25% based on market price and 11.99% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

During the period, the Fund benefited from its overall long duration bias (greater sensitivity to interest rates) and preference for longer-dated bonds as interest rates declined (bond prices rise when interest rates fall) and the yield curve flattened (long-term rates fell more than short- and intermediate-term rates). The Fund’s allocations to lower-quality investment grade, non-investment grade and non-rated bonds had a positive impact as these segments benefited from the ongoing contraction in credit spreads. Also contributing positively to results were the Fund’s concentrations in the strong-performing health, transportation and corporate sectors. Finally, the Fund’s holdings generated an above-average distribution yield, which in the aggregate, had a meaningful impact on returns.

•

Conversely, the Fund held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to this segment would have benefited the Fund’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2013 ($16.75)[1]	5.95%
Tax Equivalent Yield[2]	10.51%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of April 30, 2013[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$16.75	$16.46	1.76%	$18.52	$16.14
Net Asset Value	$16.93	$16.23	4.31%	$17.60	$16.23

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation
	4/30/13	4/30/12
Transportation	21%	18%
Health	20	21
County/City/Special District/School District	17	16
State	15	14
Utilities	10	11
Education	8	10
Corporate	7	7
Housing	1	1
Tobacco	1	2

Credit Quality Allocation[1]
	4/30/13	4/30/12
AAA/Aaa	9%	12%
AA/Aa	48	45
A	26	24
BBB/Baa	8	9
B	2	2
CCC/Caa	1	1
Not Rated[2]	6	7

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $7,446,854, representing 2%, and $7,289,016, representing 3%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	7%
2014	4
2015	3
2016	4
2017	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	13

Fund Summary as of April 30, 2013	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2013, the Fund returned 8.90% based on market price and 11.06% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s longer-dated holdings contributed positively to performance as the municipal yield curve flattened (i.e., longer-term interest rates fell more than shorter rates) and bond prices moved higher on the long end of the curve. The Fund’s holdings in the health, education and transportation sectors enhanced results. Particularly strong returns came from the Fund’s lower-quality holdings in those sectors, which benefited from strong demand as investors sought higher-yielding assets in the low interest rate environment.

•	The Fund’s lack of zero-coupon holdings was a disadvantage as zeros were the strongest-performing coupon segment during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2013 ($14.92)[1]	5.95%
Tax Equivalent Yield[2]	10.51%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of April 30, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The Monthly Distribution per Common Share, declared on June 3, 2013, was decreased to $0.0675 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$14.92	$14.52	2.75%	$17.12	$14.14
Net Asset Value	$15.31	$14.61	4.79%	$15.93	$14.61

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation
	4/30/13	4/30/12
County/City/Special District/School District	27%	28%
Transportation	26	22
Utilities	17	18
State	13	13
Health	9	9
Education	6	7
Housing	1	2
Tobacco	1	1

Credit Quality Allocation[1]
	4/30/13	4/30/12
AAA/Aaa	11%	12%
AA/Aa	55	65
A	32	21
BBB/Baa	2	1
B	—	1

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]

Calendar Year Ended December 31,
2013	—
2014	4%
2015	4
2016	3
2017	—

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	15

Fund Summary as of April 30, 2013	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 3013, the Fund returned 4.09% based on market price and 8.78% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of 3.82% based on market price and 7.33% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from its overall long duration bias (greater sensitivity to interest rates) and positioning in longer-dated maturities within the Fund’s intermediate duration mandate, with its heaviest concentrations in the 10- and 7-year duration buckets. These factors accounted for the majority of the Fund’s positive return as the municipal market rallied over the period and the yield curve flattened (long-term rates fell more than short and intermediate rates). Also contributing positively to results were the Fund’s large allocations to the strong—performing corporate and health sectors, as well as its heavy exposures to California, Florida and Illinois credits, which were among the top-performing states. Additionally, the tightening of credit spreads during the period bode particularly well for the Fund as it maintained a preference for lower-quality investment grade holdings.

•

Although the Fund held only a small allocation to Puerto Rico and pre-refunded credits, these exposures represent an opportunity cost as these issues underperformed the broader market and the Fund would have been better served with the assets deployed elsewhere. Conversely, the Fund held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to that sector would have benefited the Fund’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2013 ($16.12)[1]	5.32%
Tax Equivalent Yield[2]	9.40%
Current Monthly Distribution per Common Share[3]	$0.0715
Current Annualized Distribution per Common Share[3]	$0.8580
Economic Leverage as of April 30, 2013[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	APRIL 30, 2013

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$16.12	$16.45	(2.01)%	$17.88	$15.14
Net Asset Value	$16.60	$16.21	2.41%	$17.19	$16.18

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation
	4/30/13	4/30/12
County/City/Special District/School District	26%	23%
State	18	20
Transportation	13	9
Health	12	15
Education	10	10
Utilities	8	9
Corporate	8	8
Tobacco	3	3
Housing	2	3

Credit Quality Allocation[1]
	4/30/13	4/30/12
AAA/Aaa	4%	11%
AA/Aa	53	49
A	29	25
BBB/Baa	6	6
BB/Ba	1	1
B	2	2
Not Rated[2]	5	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $8,944,363 and $12,831,333, each representing 1%, respectively, of the Fund’s long-term investment.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	5%
2014	5
2015	6
2016	6
2017	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	17

Fund Summary as of April 30, 2013	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2013, the Fund returned 10.28% based on market price and 11.95% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

During the period, the Fund benefited from its overall long duration bias (greater sensitivity to interest rates) and preference for longer-dated bonds as interest rates declined (bond prices rise when interest rates fall) and the yield curve flattened (long-term rates fell more than short- and intermediate-term rates). The Fund’s allocations to lower-quality investment grade, non-investment grade and non-rated bonds had a positive impact as these segments benefited from the ongoing contraction in credit spreads. Also contributing positively to results were the Fund’s concentrations in the strong-performing health, transportation and corporate sectors. Finally, the Fund’s holdings generated an above-average distribution yield, which in the aggregate, had a meaningful impact on returns.

•

Conversely, the Fund held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to this segment would have benefited the Fund’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2013 ($17.31)[1]	6.31%
Tax Equivalent Yield[2]	11.15%
Current Monthly Distribution per Common Share[3]	$0.091
Current Annualized Distribution per Common Share[3]	$1.092
Economic Leverage as of April 30, 2013[4]	41%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

18	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$17.31	$16.75	3.34%	$18.49	$16.48
Net Asset Value	$16.69	$15.91	4.90%	$17.19	$15.91

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation
	4/30/13	4/30/12
Transportation	22%	19%
Health	20	21
State	15	15
Utilities	11	11
County/City/Special District/School District	11	10
Corporate	10	11
Education	7	7
Tobacco	2	3
Housing	2	3

Credit Quality Allocation[1]
	4/30/13	4/30/12
AAA/Aaa	9%	9%
AA/Aa	46	47
A	25	24
BBB/Baa	10	9
BB/Ba	1	1
B	2	3
Not Rated[2]	7	7

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012 the market value of these securities was $6,940,695 and $4,822,745, each representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	7%
2014	2
2015	3
2016	3
2017	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	19

Schedule of Investments April 30, 2013	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.3%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$2,165	$2,581,394
County of Jefferson Alabama, RB, Series A:
5.25%, 1/01/17	895	895,072
5.25%, 1/01/19	2,000	1,999,360
5.50%, 1/01/21	1,215	1,216,677

		6,692,503
Alaska — 1.3%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,720	1,725,900
5.00%, 6/01/32	1,500	1,396,890
5.00%, 6/01/46	4,000	3,563,400

		6,686,190
Arizona — 2.6%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	1,320	1,087,918
Phoenix IDA Arizona, ERB, Great Hearts Academies—Veritas Project:
6.30%, 7/01/42	500	534,335
6.40%, 7/01/47	425	455,868
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	5,750	5,770,987
Pima County IDA Arizona, ERB, Arizona Charter School Project:
Series A, 6.75%, 7/01/31	490	490,706
Series E, 7.25%, 7/01/31	2,255	2,259,983
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	235	235,994
Tempe IDA Arizona, Refunding RB, Friendship Village of Tempe, Series A, 6.25%, 12/01/42	720	785,052
University Medical Center Corp. Arizona, RB:
6.25%, 7/01/29	820	950,511
6.50%, 7/01/39	500	579,550

		13,150,904
California — 4.7%
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 7/01/37	1,065	1,099,730
San Diego County Water Anthority Desalination Project, 5.00%, 11/21/45	1,270	1,312,837
California (concluded)
California Statewide Communities Development Authority, Refunding RB:
American Baptist Homes of The West, 6.25%, 10/01/39	$2,175	$2,469,321
Eskaton Properties, Inc., 5.25%, 11/15/34	1,595	1,708,676
City of Fontana California, Refunding RB, Special Tax Bonds, Community Facilities District No. 22-Sierra, Series H, 6.00%, 9/01/34	2,320	2,369,903
City of San Jose California, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,102,527
6.50%, 5/01/42	2,220	2,703,871
Foothill Eastern Transportation Corridor Agency California, Refunding RB, CAB, 6.05%, 1/15/33 (a)	12,450	3,844,311
San Marcos County Unified School District, GO, CAB, Series B (a):
4.78%, 8/01/40	5,000	1,380,000
5.03%, 8/01/51	12,050	1,803,644
Tobacco Securitization Authority of Southern California, Refunding RB, Senior Series A1, 5.00%, 6/01/37	4,860	4,476,740

		24,271,560
Colorado — 1.2%
Plaza Metropolitan District No. 1 Colorado Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.00%, 6/01/14 (b)	4,850	5,293,193
Plaza Metropolitan District No. 1 Colorado Tax Allocation Bonds, Refunding, Public Improvement Fee, Tax Increment, 5.00%, 12/01/40	575	599,346

		5,892,539
Connecticut — 0.3%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	1,370	1,371,110
Delaware — 1.0%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,000	1,130,420
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	3,625	3,888,973

		5,019,393
District of Columbia — 0.9%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	1,665	1,689,359
7.50%, 1/01/39	1,615	1,636,673

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	American Capital Access Corp.	HRB	Housing Revenue Bonds
	AGC	Assured Guaranty Corp.	IDA	Industrial Development Authority
	AGM	Assured Guaranty Municipal Corp.	IDB	Industrial Development Board
	AMBAC	American Municipal Bond Assurance Corp.	ISD	Independent School District
	AMT	Alternative Minimum Tax (subject to)	LRB	Lease Revenue Bonds
	ARB	Airport Revenue Bonds	M/F	Multi-Family
	BHAC	Berkshire Hathaway Assurance Corp.	MRB	Mortgage Revenue Bonds
	CAB	Capital Appreciation Bonds	NPFGC	National Public Finance Guarantee Corp.
	COP	Certificates of Participation	PSF-GTD	Permanent School Fund Guaranteed
	EDA	Economic Development Authority	Q-SBLF	Qualified School Bond Loan Fund
	EDC	Economic Development Corp.	Radian	Radian Financial Guaranty
	ERB	Education Revenue Bonds	RB	Revenue Bonds
	FSA	Financial Security Assurance, Inc.	SBPA	Stand-by Bond Purchase Agreements
	GARB	General Airport Revenue Bonds	S/F	Single-Family
	GO	General Obligation Bonds	Syncora	Syncora Guarantee
	HDA	Housing Development Authority	VRDN	Variable Rate Demand Notes
	HFA	Housing Finance Agency

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
District of Columbia (concluded)
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	$1,055	$1,257,128

		4,583,160
Florida — 11.4%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43 (c)	4,165	4,099,151
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.38%, 11/15/26	4,500	4,533,435
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43 (c)	4,165	4,099,151
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	455	456,520
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	3,000	3,009,480
Series B, 7.13%, 4/01/30	1,560	1,560,811
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel US, Inc., AMT, 5.30%, 5/01/37	4,500	4,509,270
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	1,095	1,242,365
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,716,497
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,550	5,803,889
Midtown Miami Community Development District, Special Assessment Bonds, Series A:
6.00%, 5/01/24	1,165	1,180,238
6.25%, 5/01/37	4,605	4,676,377
Palm Beach County Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,841,215
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (d)(e)	4,917	1,966,610
Sarasota County Health Facilities Authority, Refunding RB, Village On The Isle Project, 5.50%, 1/01/27	955	1,026,348
Sumter Landing Community Development District Florida, RB, Sub-Series B, 5.70%, 10/01/38	3,825	3,604,909
Tampa Palms Open Space & Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	1,305	1,306,710
Tolomato Community Development District, Refunding, Special Assessment Bonds:
CAB, 6.67%, 5/01/17 (f)	250	190,938
CAB, 7.08%, 5/01/19 (f)	585	365,625
CAB, 7.56%, 5/01/22 (f)	305	141,825
Series A-1, 6.65%, 5/01/40	910	933,906
Tolomato Community Development District, Special Assessment Bonds (d)(e):
Series 1, 6.65%, 5/01/40	70	37,813
Series 2, 6.65%, 5/01/40	2,110	845,329
Series 3, 6.65%, 5/01/40	710	7
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,880	2,176,683
7.00%, 5/01/41	3,025	3,521,886
5.50%, 5/01/42	1,365	1,475,524

		58,322,512
Georgia — 2.4%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	$1,035	$1,053,133
Clayton County Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	4,264,094
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,765	2,880,107
DeKalb County Hospital Authority Georgia, Refunding RB, DeKalb Medical Center, Inc. Project, 6.13%, 9/01/40	1,000	1,172,020
Gainesville & Hall County Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	805,266
6.63%, 11/15/39	880	1,010,698
Private Colleges & Universities Authority, Refunding RB, Mercer University Project, Series A, 5.00%, 10/01/32	855	937,995

		12,123,313
Guam — 0.6%
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater Systems, 6.00%, 7/01/25	1,265	1,318,332
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	680,325
7.00%, 11/15/39	1,115	1,266,016

		3,264,673
Illinois — 5.5%
City of Chicago Illinois, Refunding RB, American Airlines, Inc. Project, 5.50%, 12/01/30 (d)(e)	7,000	7,717,500
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.00%, 5/15/50 (a)(d)(e)	1,214	12
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (d)(e)	3,129	31
Friendship Village Of Schaumburg, 7.25%, 2/15/45	4,000	4,479,520
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,510,750
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	1,191,368
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,752,382
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 4.97%, 6/15/46 (a)	9,860	1,939,265
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,400	1,711,108
6.00%, 6/01/28	710	867,045
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,800	1,855,044
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,465	1,474,083

		28,498,108
Indiana — 0.4%
Indiana Finance Authority, RB, Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series A:
5.00%, 7/01/44	470	498,835
5.00%, 7/01/48	1,555	1,630,744

		2,129,579
Iowa — 0.7%
Iowa Finance Authority, Refunding RB, Sunrise Retirement Community Project:
5.50%, 9/01/37	1,355	1,355,867
5.75%, 9/01/43	2,115	2,137,631

		3,493,498

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana — 1.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	$5,000	$5,714,050
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	2,191,664

		7,905,714
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,575,964
Maryland — 2.6%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	4,122,654
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	4,785	5,343,170
Maryland Health & Higher Educational Facilities Authority, RB, Washington Christian Academy, 5.50%, 7/01/38 (d)(e)	1,000	350,020
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Doctor’s Community Hospital, 5.75%, 7/01/38	3,110	3,491,442

		13,307,286
Massachusetts — 0.6%
Massachusetts Development Finance Agency, RB, Foxborough Regional Charter School, Series A, 7.00%, 7/01/42	1,025	1,212,852
Massachusetts Development Finance Agency, Refunding RB:
Eastern Nazarene College, 5.63%, 4/01/19	30	30,091
Eastern Nazarene College, 5.63%, 4/01/29	80	80,249
Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,810,931

		3,134,123
Michigan — 2.3%
City of Detroit Michigan, GO, Limited Tax:
Series A-1, 5.00%, 4/01/16	650	595,198
Series A-2, 8.00%, 4/01/14	3,185	3,062,282
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	6,310	8,084,183

		11,741,663
Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	2,170,399
Missouri — 0.5%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,772,861
New Jersey — 5.1%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 9.00%, 6/01/33 (g)	1,250	1,287,475
Kapkowski Road Landfill Project, Series 1998B-MB, AMT, 6.50%, 4/01/31	2,250	2,668,815
Patterson Charter School for Science and Technology, Inc. Project, Series A, 6.10%, 7/01/44	1,085	1,193,619
New Jersey EDA, Refunding RB, Newark Airport Marriott Hotel, 7.00%, 10/01/14	4,000	4,019,760
New Jersey Educational Facilities Authority, Refunding RB, University of Medicine & Dentistry, Series B:
7.13%, 12/01/23	670	857,969
7.50%, 12/01/32	3,575	4,447,943
New Jersey (concluded)
New Jersey Health Care Facilities Financing Authority, Refunding RB:
Barnabas Health, Series A, 5.63%, 7/01/37	$2,650	$2,988,750
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,716,506
New Jersey Transportation Trust Fund Authority, RB, CAB, Transportation System, Series C (AMBAC), 4.63%, 12/15/35 (a)	6,210	2,204,612
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1-A, 4.63%, 6/01/26	2,000	1,939,920

		26,325,369
New Mexico — 0.6%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	3,065,812
New York — 4.9%
Chautauqua County Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,695	4,135,961
Dutchess County Industrial Development Agency New York, RB, St. Francis Hospital, Series B, 7.50%, 3/01/29	1,000	1,023,140
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	1,400	1,432,396
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	2,000	2,506,400
New York City Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport, AMT, 8.00%, 8/01/28 (d)(e)(g)	1,765	2,041,117
British Airways Plc Project, AMT, 7.63%, 12/01/32	4,130	4,212,518
Series C, 6.80%, 6/01/28	860	871,171
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/24	610	615,179
Special Needs Facilities Pooled Program, Series C-1, 6.63%, 7/01/29	1,100	1,104,015
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,518,399
Niagara Area Development Corp., Refunding RB, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,835	1,906,822
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	1,340	1,573,160
Yonkers Industrial Development Agency New York, RB, Sarah Lawrence College Project, Series A, 6.00%, 6/01/41	2,090	2,364,333

		25,304,611
North Carolina — 1.5%
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Series A:
Deerfield, 6.13%, 11/01/38	4,565	5,011,548
Whitestone, 7.75%, 3/01/31	1,000	1,156,380
Whitestone, 7.75%, 3/01/41	1,420	1,626,866

		7,794,794
Ohio — 2.9%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Series A-2:
5.13%, 6/01/24	1,350	1,249,087
5.75%, 6/01/34	6,745	5,889,262
6.00%, 6/01/42	3,040	2,743,874
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	4,880	5,064,464

		14,946,687

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	$1,305	$1,426,509
Pennsylvania — 6.2%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,815	1,955,354
5.00%, 5/01/42	4,170	4,453,393
Bucks County IDA, RB, Ann’s Choice, Inc. Facility, Series A:
6.13%, 1/01/25	1,360	1,377,109
6.25%, 1/01/35	1,550	1,569,483
Cumberland County Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	6,917,377
Lancaster County Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,243,590
Lehigh County General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	2,905	2,905,319
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	2,330	2,372,662
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,250	1,249,925
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	8,000	8,012,320

		32,056,532
Puerto Rico — 1.5%
Puerto Rico Public Buildings Authority, Refunding RB, Government Facilities, Series U, 5.25%, 7/01/42	3,790	3,706,658
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	2,650	3,005,259
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 5.84%, 8/01/38 (a)	4,445	1,038,885

		7,750,802
Rhode Island — 0.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,245	3,678,675
Tennessee — 0.1%
Shelby County Health Educational & Housing Facilities Board Tennessee, RB, Village at Germantown, 6.25%, 12/01/16 (b)	575	657,265
Texas — 13.6%
Bexar County Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,721,509
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	5,080	431,800
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 5.75%, 1/01/25	675	800,766
Senior Lien, 6.25%, 1/01/46	2,210	2,610,673
Senior Lien, Series A, 5.00%, 1/01/33 (c)	105	115,736
Senior Lien, Series A, 5.00%, 1/01/43 (c)	195	210,499
Subordinate Lien, Sub-Lien, 5.00%, 1/01/33 (c)	375	397,699
Subordinate Lien, Sub-Lien, 5.00%, 1/01/42 (c)	330	343,325
Central Texas Regional Mobility Authority, Refunding RB, CAB (a):
4.71%, 1/01/28	1,000	505,140
4.77%, 1/01/29	2,000	954,860
4.89%, 1/01/30	1,170	522,627
4.99%, 1/01/31	2,000	837,760
5.09%, 1/01/32	3,500	1,368,850
5.21%, 1/01/33	3,690	1,341,758
5.25%, 1/01/34	4,000	1,370,480
Texas (concluded)
City of Houston Texas, RB, Special Facilities, Continental Airlines, Inc., AMT:
Series E, 6.75%, 7/01/21	$4,550	$4,566,926
Terminal Improvement Projects, 6.63%, 7/15/38	2,890	3,265,006
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/01/31	955	1,078,185
5.75%, 8/01/41	720	817,913
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A, 4.40%, 12/01/47	810	813,119
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (b):
7.13%, 12/01/18	1,500	1,991,265
7.25%, 12/01/18	1,110	1,484,603
Harris County-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 5.46%, 11/15/38 (a)	10,000	2,528,400
Houston Higher Education Finance Corp., RB, Cosmos Foundation, Inc. Series A, 6.88%, 5/15/41	595	753,776
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.38%, 8/15/44	860	1,005,366
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, 5.25%, 11/01/40	1,500	1,634,085
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,465,009
North Texas Education Finance Corp., ERB, Uplift Education, Series A:
5.13%, 12/01/42	745	800,659
5.25%, 12/01/47	1,600	1,728,256
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.06%, 9/01/37 (a)	2,110	625,678
North Texas Tollway Authority, Refunding RB, Toll Second Tier, Series F, 6.13%, 1/01/31	4,425	4,886,085
Red River Health Facilities Development Corp., First MRB:
Eden Home, Inc. Project, 7.25%, 12/15/42	2,895	3,077,993
Wichita Falls Retirement Foundation Project, 5.13%, 1/01/41	900	905,724
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	2,003,085
Senior Living Center Project, 8.25%, 11/15/44	4,200	4,800,012
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Gas Supply, 5.00%, 12/15/29	1,945	2,107,310
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	4,455	5,451,316
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,607,080

		69,930,333
Vermont — 0.2%
Vermont EDA, Refunding MRB, Wake Robin Corp. Project, Series A, 5.40%, 5/01/33	770	816,970
Virginia — 3.5%
Fairfax County EDA, Refunding RB:
Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,644,975
Vinson Hall LLC, Series A, 5.00%, 12/01/42	1,330	1,358,475
Vinson Hall LLC, Series A, 5.00%, 12/01/47	1,735	1,764,911
Lexington IDA, Refunding MRB, Kendal at Lexington, Series A, 5.38%, 1/01/28	40	41,020

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Virginia (concluded)
Mosaic District Community Development Authority, RB, Special Assessment Bonds, Series A:
6.63%, 3/01/26	$1,485	$1,725,392
6.88%, 3/01/36	1,300	1,507,467
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossing Project, AMT:
5.25%, 1/01/32	810	890,951
6.00%, 1/01/37	5,705	6,568,052
5.50%, 1/01/42	1,175	1,278,988

		17,780,231
Washington — 0.6%
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,597,856
King County, Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,596,411

		3,194,267
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. John’s Communities, Inc., Series A:
7.25%, 9/15/29	425	487,615
7.63%, 9/15/39	855	989,030

		1,476,645
Total Municipal Bonds – 84.9%		436,312,554

Municipal Bonds Transferred to Tender Option Bond Trusts (h)
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	11,475	12,526,110
District of Columbia — 1.6%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (i)	6,679	8,064,991
Florida — 3.3%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	16,967,250
Illinois — 3.0%
City of Chicago Illinois, RB, General Airport, Third Lien, Series A (NPFGC), 5.00%, 1/01/33	6,510	7,004,435
Illinois Finance Authority, RB, Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,473,046

		15,477,481
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	$ 1,613	$1,761,057
5.25%, 7/01/39	2,786	3,040,123

		4,801,180
New York — 14.3%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	4,520	5,365,898
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Second General Resolution:
Series CC, 5.00%, 6/15/47	14,180	16,211,710
Series EE, 5.50%, 6/15/43	7,605	9,050,787
Series HH, 5.00%, 6/15/31 (i)	8,609	9,996,827
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	18,105	20,793,671
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	6,600	7,827,336
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,004	4,287,207

		73,533,436
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	9,060,686
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 27.3%		140,431,134
Total Long-Term Investments (Cost — $529,804,768) — 112.2%		576,743,688

Short-Term Securities	Shares
Money Market Funds — 1.8%
FFI Institutional Tax-Exempt Fund, 0.03% (j)(k)	9,209,652	9,209,652
Total Short-Term Securities (Cost — $9,209,652) — 1.8%		9,209,652
Total Investments (Cost — $539,014,420) — 114.0%		585,953,340
Other Assets Less Liabilities — 0.9%		4,462,556
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.9)%		(76,492,942)

Net Assets — 100.0%		$513,922,954

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup, Inc.	$8,198,302	$24,740
JPMorgan Chase & Co.	$1,067,259	$17,223

(d)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

(e)	Non-income producing security.

(f)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(g)	Variable rate security. Rate shown is as of report date.

(h)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(i)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to June 15, 2019, is $11,174,587.

(j)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	3,404,970	5,804,682	9,209,652	$460

(k)	Represents the current yield as of report date.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(184)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$24,538,125	$(430,054)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$576,743,688	—	$576,743,688
Short-Term Securities	$9,209,652	—	—	9,209,652

Total	$9,209,652	$576,743,688	—	$585,953,340

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(430,054)	—	—	$(430,054)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	25

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$242,000	—	—	$242,000
Liabilities:
TOB trust certificates	—	$(76,451,238)	—	(76,451,238)

Total	$242,000	$(76,451,238)	—	$(76,209,238)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments April 30, 2013	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.5%
City of Birmingham Alabama, GO, Convertible CAB, Series A, 3.99%, 3/01/17 (a)	$710	$644,474
County of Jefferson Alabama, RB, Series A:
5.50%, 1/01/22	2,750	2,753,795
4.75%, 1/01/25	2,200	2,100,142

		5,498,411
Alaska — 1.2%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	415,668
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	1,265	1,308,503
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,156,865
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	1,200	1,488,312

		4,369,348
Arizona — 1.5%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,300	1,390,311
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	3,250	3,699,085
5.00%, 10/01/29	400	452,372

		5,541,768
California — 22.4%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC):
5.40%, 10/01/24	10,185	11,414,431
5.45%, 10/01/25	3,700	4,134,195
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	6,213,050
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 4.89%, 8/01/37 (b)	2,400	742,992
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	648,489
Sutter Health, Series A, 5.00%, 8/15/52	1,420	1,548,766
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,465,152
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	710	782,406
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	2,000	2,229,460
California Statewide Communities Development Authority, RB, Series A, 5.00%, 4/01/42	1,480	1,642,800
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,603,634
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	981,300
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,300	1,464,528
Los Angeles Department of Water & Power, RB, Series C (NPFGC), 5.00%, 7/01/14	5,160	5,411,395
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (c):
5.00%, 10/01/29	2,570	2,621,683
5.00%, 10/01/36	1,480	1,509,763
Orange County Sanitation District, COP:
(NPFGC), 5.00%, 8/01/13 (c)	6,455	6,530,846
Series B (AGM), 5.00%, 2/01/30	1,500	1,671,165
Series B (AGM), 5.00%, 2/01/31	900	1,000,971
Municipal Bonds	Par (000)	Value
California (concluded)
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement Election of 2007, 4.69%, 8/01/36 (b)	$3,750	$1,276,087
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 4.62%, 8/01/38 (b)	5,000	1,577,200
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 4.54%, 7/01/38 (b)	1,600	516,800
San Diego Unified School District California, GO, Refunding, CAB, Series R-1 (b):
4.22%, 7/01/30	5,000	2,441,050
4.35%, 7/01/31	1,280	585,651
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,687,430
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	793,982
5.00%, 8/01/38	600	675,444
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 3.70%, 9/01/30 (b)	12,740	6,747,486
State of California, GO, Various Purpose, 5.00%, 4/01/42	1,000	1,117,290
State of California, GO, Refunding:
5.00%, 2/01/38	2,500	2,800,500
Various Purpose, 5.00%, 10/01/41	1,000	1,112,400
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 4.67%, 8/01/36 (b)	5,500	1,881,385
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,701,634

		83,531,365
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,274,460
District of Columbia — 1.5%
District of Columbia, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,480	5,667,416
Florida — 9.8%
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	850	978,699
City of Jacksonville Transportation, Refunding RB, Series A, 5.00%, 10/01/30	280	326,399
Collier County School Board, COP (AGM), 5.00%, 2/15/23	3,000	3,317,190
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,625	2,922,885
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,124,314
5.38%, 10/01/32	3,160	3,524,064
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	1,400	1,631,882
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	9,900	10,691,307
Series B, 5.00%, 10/01/37	710	792,999
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,332,780
5.38%, 10/01/29	1,050	1,235,125
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,733,228

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	27

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	$4,050	$4,598,167
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	304,425
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,000	1,133,570

		36,647,034
Georgia — 8.1%
Burke County Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,272,671
City of Atlanta Georgia Department of Aviation, Refunding ARB, General, Series B (AGM), 5.25%, 1/01/33	17,355	18,179,015
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,870,519

		30,322,205
Illinois — 18.5%
Chicago Illinois Board of Education, GO, Unlimited Tax, 5.50%, 12/01/39	2,375	2,711,324
Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board (NPFGC), 5.50%, 12/01/26	725	905,032
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	595	682,554
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	5,110	6,004,914
Series B-2, AMT (AGM), 5.75%, 1/01/23	5,670	5,857,337
Series B-2, AMT (Syncora), 6.00%, 1/01/29	2,500	2,576,650
City of Chicago Illinois, Board of Education, GO, Refunding, Series A (AGM), 5.50%, 12/01/31	2,875	3,706,335
City of Chicago Illinois, GO, Unlimited Tax, Harbor Facilities Revenues, Series C, 5.25%, 1/01/40	550	627,319
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	330	377,233
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	285	324,584
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	771,927
6.00%, 8/15/41	1,000	1,199,230
Illinois HDA, RB, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,180	2,209,626
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	1,000	1,109,690
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	17,620	19,184,832
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (d)	2,140	2,420,062
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC) (b):
3.76%, 12/15/26	5,000	3,010,050
4.46%, 12/15/33	9,950	4,006,069
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 4.95%, 6/15/44 (b)	3,450	753,100
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	824,303
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	8,070	9,691,021

		68,953,192
Municipal Bonds	Par (000)	Value
Indiana — 1.6%
Indiana Finance Authority, RB:
First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	$1,100	$1,282,028
Private Activity, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	890	948,384
Private Activity Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/44	515	546,595
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	400	412,640
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/29	600	674,868
5.50%, 1/01/38	1,825	2,063,199

		5,927,714
Iowa — 4.1%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	5,725	6,485,795
Iowa Student Loan Liquidity Corp., RB, Series A-2, AMT:
5.60%, 12/01/26	3,670	4,208,572
5.70%, 12/01/27	1,670	1,918,429
5.80%, 12/01/29	1,125	1,287,439
5.85%, 12/01/30	1,170	1,337,135

		15,237,370
Louisiana — 1.3%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,250	1,471,475
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	3,150	3,340,764

		4,812,239
Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1, AMT, 4.00%, 11/15/27	335	351,067
Massachusetts — 1.3%
Massachusetts HFA, RB, S/F Housing, Series 128, AMT (AGM), 4.88%, 12/01/38 (e)	475	489,701
Massachusetts HFA, Refunding RB, AMT:
Rental Housing, Series A (AGM), 5.15%, 7/01/26	185	185,581
Series C, 5.35%, 12/01/42	1,150	1,242,483
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	3,080,889

		4,998,654
Michigan — 2.9%
City of Detroit Michigan, RB, Second Lien, Water Supply System (AGM), 6.25%, 7/01/36	400	464,632
City of Detroit Michigan, Refunding RB:
Sewage Disposal System, Senior Lien, Series B (AGM), 7.50%, 7/01/33	500	619,475
Series E (BHAC), 5.75%, 7/01/31	2,500	2,865,525
City of Detroit Michigan Water Supply System, RB, Water Supply System, Second Lien (AGM), 7.00%, 7/01/36	200	240,990
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	1,700	2,011,236
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	167,626
Series I-A, 5.38%, 10/15/41	700	805,875
Series II-A (AGM), 5.25%, 10/15/36	900	1,036,485
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,040	1,128,712

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Michigan (concluded)
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	$1,300	$1,310,686

		10,651,242
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,500	3,061,250
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities, Expansion & Renovation Project, Series A, 5.00%, 6/01/41	740	841,780
Missouri — 0.3%
Missouri State Health & Educational Facilities Authority, Refunding, RB, Cox Health, Series A, 5.00%, 11/15/44	1,000	1,093,410
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	750	838,455
Nevada — 3.0%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/13 (c)	1,250	1,271,613
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	992,358
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	3,800	4,286,248
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,000	1,040,880
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	3,200	3,331,200
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	78,056

		11,000,355
New Jersey — 6.3%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	600	635,100
Cigarette Tax (Radian), 5.75%, 6/15/14 (c)	305	323,700
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,275,625
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	8,175,960
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/18 (c)	655	841,786
School Facilities Construction, Series Z (AGC), 6.00%, 12/15/34	1,345	1,601,774
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	600	680,808
5.75%, 12/01/27	3,870	4,437,148
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,230	1,260,320
New Jersey Transportation Trust Fund Authority, RB, Series A, 5.50%, 6/15/41	2,000	2,343,920

		23,576,141
New York — 5.1%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	1,500	1,740,030
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	700	831,075
Municipal Bonds	Par (000)	Value
New York (concluded)
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	$4,000	$5,012,800
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4:
5.50%, 1/15/33	1,600	1,869,600
5.50%, 1/15/34	2,750	3,213,375
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,500	2,643,425
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,443,072
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	2,095	2,363,223

		19,116,600
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	750	805,245
Ohio — 0.4%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42	750	832,568
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	667,487

		1,500,055
Pennsylvania — 0.7%
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 5.00%, 12/01/43	1,420	1,543,881
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	704,357
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	400	468,060

		2,716,298
Puerto Rico — 3.1%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	3,200	3,607,104
6.00%, 8/01/42	2,275	2,490,124
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.64%, 8/01/41 (b)	11,000	2,286,570
CAB, Series C, 5.50%, 8/01/38 (b)	8,000	2,032,560
First Sub-Series C, 6.00%, 8/01/39	1,180	1,299,133

		11,715,491
South Carolina — 1.3%
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	140,273
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38	1,000	1,151,920
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,476,790

		4,768,983
Tennessee — 2.4%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	2,455	2,866,851
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	6,009,200

		8,876,051

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 11.9%
City of Houston Texas Utility System, Refunding RB, Combined, First Lien, Series A (AGC):
6.00%, 11/15/35	$2,100	$2,539,866
5.38%, 11/15/38	1,350	1,568,835
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A (NPFGC), 5.50%, 11/01/33	13,000	13,277,290
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,725	1,942,453
Midland County Fresh Water Supply District No. 1, RB, City of Midland Project, Series A, 4.46%, 9/15/36 (b)	2,130	760,218
North Texas Tollway Authority, Refunding RB, First Tier:
(NPFGC), 5.75%, 1/01/40	1,600	1,827,776
Series A, 6.00%, 1/01/28	2,795	3,294,439
Series K-1 System, 5.75%, 1/01/38	3,800	4,370,836
Series K-2 System, 6.00%, 1/01/38	4,015	4,674,865
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (b):
4.58%, 9/15/35	6,765	2,457,792
4.65%, 9/15/36	11,525	3,940,167
4.72%, 9/15/37	8,245	2,647,717
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	1,190	1,289,306

		44,591,560
Washington — 1.9%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,600	1,812,080
Washington Health Care Facilities Authority, RB, Series A:
MultiCare Health System, 5.00%, 8/15/44	270	298,042
Providence Health & Services, 5.00%, 10/01/39	900	980,568
Providence Health & Services, 5.25%, 10/01/39	625	695,744
Washington Health Care Facilities Authority, Providence Health & Services, Refunding RB:
Series A, 5.00%, 10/01/42	200	225,088
Series D (AGM), 5.25%, 10/01/33	2,800	3,082,996

		7,094,518
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,375	1,560,102
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, 5.00%, 4/01/42	480	535,704

		2,095,806
Total Municipal Bonds – 114.8%		428,475,483

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.8%
Phoenix Arizona Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,389,816
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,500	1,693,905

		3,083,721
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
California — 1.9%
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	$2,500	$2,816,400
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	483,481
San Diego County Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	2,810	3,178,953
University of California, RB, Series O, 5.75%, 5/15/34	840	1,012,085

		7,490,919
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (g)	900	1,049,845
5.00%, 2/01/41	7,001	7,728,803

		8,778,648
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (g)	1,005	1,225,785
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (g)	1,780	2,149,055
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,913,320

		6,288,160
Florida — 11.2%
City of Tallahassee Florida, RB (NPFGC):
5.00%, 10/01/32 (g)	4,000	4,475,400
5.00%, 10/01/37	7,500	8,300,700
County of Miami-Dade Florida, RB, 5.00%, 10/01/39	4,621	5,204,848
County of Miami-Dade Florida, Refunding RB, 5.00%, 7/01/42	4,480	5,047,930
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (g)	1,349	1,531,865
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	11,003,800
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,544	4,069,432
(NPFGC), 5.00%, 8/01/31	2,000	2,194,660

		41,828,635
Illinois — 4.7%
City of Chicago Illinois, RB, Motor Fuel Tax Revenue (AGC), 5.00%, 1/01/38	2,000	2,125,460
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.00%, 1/01/41	3,430	3,828,017
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	1,880	2,131,143
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	270	301,479
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B, 4.25%, 6/15/42 (g)	4,000	4,190,040
State of Illinois, RB, Build Illinois Bonds, Series B, 5.25%, 6/15/34 (g)	4,399	5,062,680

		17,638,819
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	5,400	5,955,174
Massachusetts — 3.1%
Massachusetts School Building Authority, RB, Series A (AGM):
5.00%, 8/15/13 (c)	1,366	1,488,280
5.00%, 8/15/30	9,234	10,060,725

		11,549,005

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Michigan — 1.3%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	$4,300	$4,781,385
Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (g)	3,778	4,392,874
Clark County Water Reclamation District, GO, Series B:
5.50%, 7/01/29	4,499	5,496,004
5.75%, 7/01/34	1,829	2,234,062

		12,122,940
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36 (g)	1,840	2,102,274
New York — 3.3%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,492,418
New York City Municipal Water Finance Authority, Refunding RB, Water and Sewer System, Second General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	5,680	6,493,830
Port Authority of New York & New Jersey, Refunding RB, Construction One Hundred Forty-Third, AMT, 5.00%, 10/01/30	2,500	2,715,900
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (g)	1,300	1,519,284

		12,221,432
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	580	663,508
Puerto Rico — 0.7%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	2,380	2,578,563
South Carolina — 2.5%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC) (c):
5.25%, 12/01/15	6,895	7,744,947
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (g)	1,275	1,468,698

		9,213,645
South Dakota — 0.1%
South Dakota HDA, Refunding RB, Homeownership Mortgage Series K, 5.05%, 5/01/36	483	493,402
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Texas — 1.2%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	$ 2,200	$2,472,998
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (g)	1,600	1,822,176

		4,295,174
Utah — 1.5%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,694,300
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	402,968
Washington — 1.2%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	4,004	4,520,278
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (g)	1,430	1,586,547
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.8%		163,289,497
Total Long-Term Investments (Cost — $531,164,881) — 158.6%		591,764,980

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03%, (h)(i)	545,905	545,905
Total Short-Term Securities (Cost — $545,905) — 0.1%		545,905
Total Investments (Cost — $531,710,786) — 158.7%		592,310,885
Other Assets Less Liabilities — 1.3%		4,732,872
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.8)%		(81,285,073)
VRDP Shares, at Liquidation Value — (38.2)%		(142,500,000)

Net Assets Applicable to Common Shares — 100.0%		$373,258,684

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co.	$2,420,062	$25,338

(e)	Variable rate security. Rate shown is as of report date.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029, is $17,008,920.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	31

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

(h)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	9,127,957	(8,582,052)	545,905	$1,336

(i)	Represents the current yield as of report date.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(160)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$21,337,500	$(230,522)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$591,764,980	—	$591,764,980
Short-Term Securities	$545,905	—	—	545,905

Total	$545,905	$591,764,980	—	$592,310,885

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(230,522)	—	—	$(230,522)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$213,000	—	—	$213,000
Liabilities:
TOB trust certificates	—	$(81,244,091)	—	(81,244,091)
VRDP Shares	—	(142,500,000)	—	(142,500,000)

Total	$213,000	$(223,744,091)	—	$(223,531,091)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments April 30, 2013	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.7%
County of Jefferson Alabama, RB, Series A, 5.00%, 1/01/24	$4,550	$4,448,581
Alaska — 0.6%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,478,811
Arizona — 3.4%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	2,200	1,554,850
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	2,215	2,223,085
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,269,900
5.00%, 12/01/37	2,360	2,647,802
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	85	85,359

		8,780,996
California — 11.2%
Agua Caliente Band of Cahuilla Indians, RB, 5.60%, 7/01/13 (a)	125	124,848
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,803,977
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	825	922,400
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,721,510
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 7/01/37	710	733,153
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 11/21/45	1,790	1,836,361
San Diego County Water Authority Desalination Project, 5.00%, 11/21/45	865	894,176
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	820	1,017,866
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	1,510	1,651,155
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities and Services:
5.00%, 5/15/42	325	354,084
5.00%, 5/15/47	250	271,773
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	555	644,261
Montebello Unified School District California, GO, CAB (NPFGC) (b):
3.52%, 8/01/22	2,405	1,741,412
3.83%, 8/01/23	2,455	1,663,483
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 4.15%, 7/01/29 (b)	3,475	1,788,583
State of California, GO, Various Purpose, 6.50%, 4/01/33	8,370	10,467,940

		28,636,982
Colorado — 2.4%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,538,663
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,230	1,318,043
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43	820	1,048,378
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	807,433
Colorado (concluded)
University of Colorado, RB, Series A, 5.38%, 6/01/38	$1,250	$1,471,775

		6,184,292
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/40	955	1,078,988
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	2,515	2,845,873

		3,924,861
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	790	893,032
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,430	2,606,952

		3,499,984
District of Columbia — 3.3%
District of Columbia, Tax Allocation Bonds, City Market O Street Project, 5.13%, 6/01/41	1,520	1,652,422
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 4.91%, 10/01/35 (b)	13,485	4,549,165
First Senior Lien, Series A, 5.00%, 10/01/39	505	558,904
First Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,641,784

		8,402,275
Florida — 8.7%
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	750	863,557
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	2,375	2,702,797
County of Miami-Dade Florida, RB, CAB, Sub-Series A (NPFGC), 5.20%, 10/01/37 (b)	2,340	668,117
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,983,446
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,095	2,110,670
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,900	1,900,988
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,570	2,002,661
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	2,300	2,341,216
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	640	447,405
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,390	1,397,534
Tampa-Hillsborough County Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/42	960	1,076,074
Series B, 5.00%, 7/01/42	1,755	1,955,509
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,740	1,785,936

		22,235,910
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	666,391

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	33

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia (concluded)
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax Revenue, Third Indenture Series A, 5.00%, 7/01/39	$2,410	$2,777,212

		3,443,603
Hawaii — 0.4%
State of Hawaii, RB, Harbor System, Series A, 5.25%, 7/01/30	945	1,097,740
Illinois — 11.6%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	1,460	1,666,751
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	730	835,069
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	2,000	2,350,260
Series C, 6.50%, 1/01/41	4,055	5,252,644
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	3,160	3,509,180
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	570	655,500
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	922,050
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	675	760,867
Ascension Health, Series A, 5.00%, 11/15/42	1,230	1,376,751
Central DuPage Health, Series B, 5.50%, 11/01/39	1,115	1,286,598
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (c)	1,610	1,820,701
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B-1 (AGM), 4.98%, 6/15/47 (b)	13,220	2,467,249
Series B-1 (AGM), 5.00%, 6/15/50	2,190	2,364,587
Series B-2, 5.00%, 6/15/50	1,740	1,878,208
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	930	1,136,665
6.00%, 6/01/28	800	976,952
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	506,422

		29,766,454
Indiana — 4.2%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	790	829,247
4.00%, 8/01/38	1,265	1,322,722
Indiana Finance Authority, RB:
Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/44	310	329,019
Private Activity Bonds, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/48	1,030	1,080,171
Sisters of St. Francis Health, 5.25%, 11/01/39	585	663,343
Wastewater Utility, CWA Authority Project, First Lien, 5.25%, 10/01/38	1,090	1,270,373
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 5.00%, 5/01/42	1,315	1,454,521
Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,501,227
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	920,677
Indianapolis Local Public Improvement Bond Bank, RB, Series A (c):
5.00%, 1/15/36	275	312,815
5.00%, 1/15/40	880	990,898

		10,675,013
Iowa — 0.7%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	$1,435	$1,661,343
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,520	1,798,282
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,155	1,260,070

		3,058,352
Louisiana — 3.0%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	570	652,496
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	3,500	3,999,835
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	474,393
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	2,270	2,605,620

		7,732,344
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	228,671
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	615	707,090

		935,761
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	300	342,129
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	580	647,657
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	1,520	1,738,470

		2,728,256
Massachusetts — 2.8%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	1,260	1,462,847
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	1,165	1,407,658
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	1,255	1,396,351
Massachusetts HFA, HRB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,946,226

		7,213,082
Michigan — 2.6%
City of Detroit Michigan, RB, Water Supply System, Senior Lien, Series A, 5.25%, 7/01/41	2,145	2,325,502
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien, Series B (AGM), 7.50%, 7/01/33	635	786,733
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,063,192
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	2,105	2,396,879

		6,572,306
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Series A, 6.75%, 11/15/32	2,135	2,595,968

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	$675	$767,266
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Project No. 3:
5.25%, 9/01/37	575	642,815
5.00%, 9/01/42	1,005	1,086,928

		1,729,743
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,541,026
New Jersey — 3.6%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	1,365	1,434,042
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/25	680	785,597
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	895	1,003,214
5.00%, 1/01/43	1,375	1,530,953
New Jersey Transportation Trust Fund Authority, RB, Series A, 5.50%, 6/15/41	1,575	1,845,837
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.50%, 6/01/23	1,725	1,722,171
4.63%, 6/01/26	1,000	969,960

		9,291,774
New York — 6.7%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	790	808,281
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,450	1,717,626
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,740	1,958,492
Series D, 5.25%, 11/15/40	840	950,359
New York City Industrial Development Agency, RB:
British Airways Plc Project, AMT, 7.63%, 12/01/32	1,500	1,529,970
Continental Airlines, Inc. Project, AMT, 8.38%, 11/01/16	725	729,053
Series C, 6.80%, 6/01/28	535	541,950
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	850	1,016,251
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/42	1,235	1,379,285
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	900	1,056,600
6.00%, 12/01/42	875	1,024,502
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	4,240	4,517,805

		17,230,174
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	970	1,082,054
Oklahoma — 0.4%
Oklahoma County Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	975	999,687
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	175	202,475
Pennsylvania — 4.0%
Bucks County IDA, RB, Ann’s Choice, Inc. Facility, Series A, 6.25%, 1/01/35	$1,700	$1,721,369
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,930,558
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	2,500	2,490,500
Philadelphia Authority for Industrial Development, RB:
Arbor House, Inc. Project, Series E, 6.10%, 7/01/33	1,105	1,128,890
Commercial Development, AMT, 7.75%, 12/01/17	725	726,117
Saligman House Project, Series C, 6.10%, 7/01/33	1,245	1,271,917

		10,269,351
Puerto Rico — 3.3%
Puerto Rico Sales Tax Financing Corp., RB:
CAB, Series A, 5.72%, 8/01/35 (b)	4,000	1,140,520
First Sub-Series A, 6.50%, 8/01/44	3,860	4,377,472
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB (b):
First Sub-Series C, 5.84%, 8/01/38	2,975	695,317
Senior Series C, 5.54%, 8/01/39	9,665	2,302,203

		8,515,512
South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	2,285	2,575,081
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Series E, 5.00%, 11/01/42	745	825,147
Tennessee — 1.0%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	2,320	2,320,650
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	150	169,918

		2,490,568
Texas — 11.9%
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	3,655	3,672,288
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,480	1,748,324
Senior Lien, Series A, 5.00%, 1/01/33 (c)	70	77,158
Senior Lien, Series A, 5.00%, 1/01/43 (c)	130	140,332
Sub-Lien, 5.00%, 1/01/33 (c)	250	265,132
Sub-Lien, 5.00%, 1/01/42 (c)	220	228,884
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	1,050	1,203,006
City of Houston Texas Airport System, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,233,710
Dallas/Fort Worth International Airport, Refunding RB, Series E, AMT, 5.00%, 11/01/35	1,255	1,339,700
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc., Series B, 4.75%, 11/01/42	295	297,021
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (d)	1,910	2,554,587
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.38%, 8/15/44	450	526,063
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.06%, 9/01/37 (b)	1,400	415,142
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	4,190	4,626,598

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	35

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/24	$1,100	$1,320,143
5.50%, 8/01/25	1,120	1,347,786
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare Project, Series A, 5.00%, 8/15/43	250	278,272
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Gas Supply, 5.00%, 12/15/29	1,320	1,430,154
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,447,280
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	2,044,012
Texas State Public Finance Authority, Refunding ERB, KIPP, Inc., Series A (ACA), 5.00%, 2/15/36	875	889,245
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,045	2,388,887

		30,473,724
Utah — 0.6%
County of Utah, RB, IHC Heath Services, Inc., 5.00%, 5/15/43	1,405	1,584,109
Vermont — 0.4%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	890	901,214
Virginia — 2.2%
Fairfax County EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,057,990
Hanover County EDA, Refunding RB, Covenant Woods, Series A:
5.00%, 7/01/42	730	735,825
5.00%, 7/01/47	970	974,181
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OPCO, LLC Project, AMT:
5.25%, 1/01/32	550	604,967
6.00%, 1/01/37	1,275	1,467,882
5.50%, 1/01/42	805	876,243

		5,717,088
Washington — 1.5%
Seattle Housing Authority Washington, RB, Replacement Housing Projects, 6.13%, 12/01/32	1,200	1,200,816
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 5/15/21 (d)	1,375	1,925,729
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	705	793,435

		3,919,980
Wisconsin — 4.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	6,016,936
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,710	1,940,200
WPPI Energy, Refunding RB, Series A:
5.00%, 7/01/29	260	303,043
5.00%, 7/01/30	330	382,757
5.00%, 7/01/31	720	833,069
5.00%, 7/01/37	870	984,796

		10,460,801
Wyoming — 0.1%
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	$210	$227,634
Total Municipal Bonds — 108.6%		277,877,322

Municipal Bonds Transferred to Tender Option Bond Trusts (e)
Arizona — 0.7%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,690	1,908,317
California — 9.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,270	2,623,275
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (f)	1,845	2,143,761
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	4,120	4,653,396
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,620	1,825,027
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	895,336
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	6,600	7,485,126
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,494	3,898,359

		23,524,280
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	2,580	2,843,547
Series C-7, 5.00%, 9/01/36	1,650	1,795,942
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (f)	1,490	1,738,077

		6,377,566
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,179	3,578,336
Series X-3, 4.85%, 7/01/37	3,262	3,653,855

		7,232,191
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,448,776
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,569,203
Illinois — 0.9%
City of Chicago Illinois, Refunding RB, Second Lien Project, 5.00%, 11/01/42	2,079	2,354,531
Maryland — 1.3%
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B, 5.00%, 11/15/51	2,920	3,266,020

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (e)	Par (000)	Value
Massachusetts — 3.5%
Massachusetts School Building Authority, Sales Tax RB:
Senior Series B, 5.00%, 10/15/41	$3,150	$3,635,320
Series A (AGM), 5.00%, 8/15/15 (d)	644	701,203
Series A (AGM), 5.00%, 8/15/30	4,350	4,740,109

		9,076,632
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,088	1,187,689
5.25%, 7/01/39	937	1,022,463

		2,210,152
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (f)	1,409	1,649,413
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	1,720	1,965,169
New York — 8.9%
Hudson New York Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47	1,110	1,317,732
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer, Series FF-2, 5.50%, 6/15/40	1,110	1,309,736
New York City Transitional Finance Authority, RB, Future Tax Secured, Sub-Series E-1, 5.00%, 2/01/42	1,720	1,959,868
New York Liberty Development Corp., RB, 1 World Trade Center, Port Authority Construction, 5.25%, 12/15/43	7,440	8,544,872
New York Liberty Development Corp., Refunding RB, 4 World Trade Center, Project, 5.75%, 11/15/51	4,460	5,289,382
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	4,034	4,319,321

		22,740,911
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	1,080	1,214,568
Ohio — 4.4%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	9,644	11,152,507
Tennessee — 1.0%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,455,875
Texas — 3.1%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (f)	$4,620	$5,276,826
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,670,211

		7,947,037
Utah — 1.1%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,519	2,833,018
Virginia — 2.6%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,749	4,288,217
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,094	2,323,721

		6,611,938
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	2,099,305
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (f)	3,959	4,393,515
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.0%		128,030,924
Total Long-Term Investments (Cost — $363,617,396) — 158.6%		405,908,246

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	1,244,129	1,244,129
Total Short-Term Securities (Cost — $1,244,129) — 0.5%		1,244,129
Total Investments (Cost — $364,861,525) — 159.1%		407,152,375
Other Assets Less Liabilities — 0.9%		2,249,769
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.3)%		(69,790,955)
VMTP Shares, at Redemption Value — (32.7)%		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$255,911,189

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.
(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup, Inc	$1,303,713	$10,409
JPMorgan Chase & Co	$2,532,207	$30,544

(d)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	37

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

(f)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031, is $8,894,869.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	22,614	1,221,515	1,244,129	$65

(h)	Represents the current yield as of report date.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(181)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$24,138,047	$(356,659)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instrumentsand other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$405,908,246	—	$405,908,246
Short-Term Securities	$1,244,129	—	—	1,244,129

Total	$1,244,129	$405,908,246	—	$407,152,375

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(356,659)	—	—	$(356,659)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,293,337	—	—	$1,293,337
Cash pledged for financial futures contracts	200,000	—	—	200,000
Liabilities:
TOB trust certificates	—	$(69,752,555)	—	(69,752,555)
VMTP Shares	—	(83,700,000)	—	(83,700,000)

Total	$1,493,337	$(153,452,555)	—	$(151,959,218)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments April 30, 2013	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.00%, 1/01/24	$3,450	$3,373,100
Alaska — 0.8%
Northern Tobacco Securitization Corp., Refunding RB, Asset Backed, 5.00%, 6/01/46	1,660	1,478,811
Arizona — 1.7%
Phoenix Arizona IDA, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	2,060	2,067,519
Pima County IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	900	901,296
Show Low Improvement District, Special Assessment Bonds, District No. 5, 6.38%, 1/01/15	210	210,888

		3,179,703
California — 14.8%
Benicia Unified School District, GO, CAB, Refunding, Series A (NPFGC), 2.21%, 8/01/20 (a)	2,000	1,704,580
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,308,768
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	595	665,246
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,960,724
California Pollution Control Financing Authority, RB:
5.00%, 11/21/45	620	640,913
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 7/01/37	515	531,794
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 11/21/45	1,295	1,328,540
California State Public Works Board, RB, Various Capital Projects, Sub-Series l-1, 6.38%, 11/01/34	600	744,780
California Statewide Communities Development Authority, RB, John Muir Health, 5.13%, 7/01/39	1,090	1,191,893
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities and Services:
5.00%, 5/15/42	250	272,373
5.00%, 5/15/47	185	201,112
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	400	464,332
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 4.15%, 7/01/29 (a)	2,525	1,299,618
San Marino Unified School District California, GO, Series A (NPFGC) (a):
1.36%, 7/01/17	1,820	1,719,682
1.59%, 7/01/18	1,945	1,792,609
1.72%, 7/01/19	2,070	1,862,482
State of California, GO, Various Purpose:
6.00%, 3/01/33	1,265	1,556,772
6.50%, 4/01/33	7,325	9,161,011

		28,407,229
Colorado — 1.8%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,115,663
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43	595	760,714
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	579,987
University of Colorado, RB, Series A, 5.38%, 6/01/38	920	1,083,226

		3,539,590
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	685	773,934
Connecticut (concluded)
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	$1,875	$2,121,675

		2,895,609
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	570	644,339
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	2,050	2,199,281

		2,843,620
District of Columbia — 2.6%
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 4.84%, 10/01/34 (a)	10,170	3,653,165
First Senior Lien, Series A, 5.00%, 10/01/39	255	282,219
First Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,116,860

		5,052,244
Florida — 7.3%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,465	1,487,576
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	545	627,518
City of Clearwater Florida, RB, Series A, 5.25%, 12/01/39	1,725	1,963,085
County of Miami-Dade Florida, RB, CAB, Sub-Series A (NPFGC), 5.20%, 10/01/37 (a)	1,765	503,943
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	1,515	1,526,332
Hillsborough County IDA, RB, National Gypsum Co., National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,380	1,380,718
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	1,135	1,447,783
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	475	332,058
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,165	1,171,314
Tampa-Hillsborough County Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/42	695	779,032
Series B, 5.00%, 7/01/42	1,275	1,420,669
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,260	1,293,264

		13,933,292
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	420	478,434
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, Third Indenture Series, Series A, 5.00%, 7/01/39	1,740	2,005,124

		2,483,558
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	789,908
Idaho — 1.0%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,003,500
Illinois — 12.0%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	1,060	1,210,107

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	39

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	$530	$606,283
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	2,500	2,937,825
Series C, 6.50%, 1/01/41	2,935	3,801,852
City of Chicago Illinois, GO, Series A, 5.00%, 1/01/34	2,290	2,543,045
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	410	471,500
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	922,050
Illinois Finance Authority, Refunding RB:
Ascension Health Alliance, Series A, 5.00%, 11/15/37	490	552,333
Ascension Health Alliance, Series A, 5.00%, 11/15/42	890	996,186
Central DuPage Health, Series B, 5.50%, 11/01/39	800	923,120
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (b)	1,165	1,317,464
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B-1 (AGM), 4.98%, 6/15/47 (a)	9,555	1,783,250
Series B-1 (AGM), 5.00%, 6/15/50	1,585	1,711,356
Series B-2, 5.00%, 6/15/50	1,260	1,360,082
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	675	824,998
6.00%, 6/01/28	500	610,595
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	362,552

		22,934,598
Indiana — 4.5%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	575	603,566
4.00%, 8/01/38	920	961,980
Indiana Finance Authority, RB:
Private Activity (Ohio River Bridges East End Crossing Project), Series A, 5.00%, 7/01/44	225	238,804
Private Activity (Ohio River Bridges East End Crossing Project), Series A, 5.00%, 7/01/48	740	776,045
CWA Authority Project, First Lien, Series A, 5.25%, 10/01/38	790	920,729
Sisters of St. Francis Health, 5.25%, 11/01/39	420	476,246
Indiana Finance Authority, Refunding RB, Series A:
Community Health Network Project, 5.00%, 5/01/42	955	1,056,326
Parkview Health System, 5.75%, 5/01/31	1,660	1,916,951
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	671,203
Indianapolis Local Public Improvement Bond Bank, RB, Series A (b):
5.00%, 1/15/36	200	227,502
5.00%, 1/15/40	640	720,653

		8,570,005
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB, Series A-1, AMT, 5.15%, 12/01/22	1,080	1,250,348
Kansas — 1.1%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	1,105	1,307,303
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	785	856,412

		2,163,715
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	$510	$610,133
Louisiana — 2.9%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	420	480,787
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	2,500	2,857,025
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	342,004
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	1,640	1,882,474

		5,562,290
Maine — 0.4%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	163,337
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	450	517,383

		680,720
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	250,895
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	415	463,410
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community, 6.25%, 1/01/41	1,095	1,252,384

		1,966,689
Massachusetts — 4.5%
Massachusetts Development Finance Agency, RB:
Neville Communities, Series A (Ginnie Mae), 5.75%, 6/20/22	600	632,712
Neville Communities, Series A (Ginnie Mae), 6.00%, 6/20/44	1,500	1,581,225
Wellesley College, Series J, 5.00%, 7/01/42	915	1,062,306
Massachusetts Development Finance Agency, Refunding RB, Boston University, Series P, 5.45%, 5/15/59	845	1,021,005
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	910	1,012,493
Massachusetts HFA, HRB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	2,133,474
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	1,040	1,121,214

		8,564,429
Michigan — 2.5%
City of Detroit Michigan, RB, Senior Lien, Series A, 5.25%, 7/01/41	1,555	1,685,854
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien, Series B (AGM), 7.50%, 7/01/33	460	569,917
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	768,170
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	1,520	1,730,763

		4,754,704
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,872,501

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	$730	$789,510
New Hampshire — 0.9%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,785,097
New Jersey — 2.9%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	990	1,040,074
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/25	490	566,092
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	650	728,592
5.00%, 1/01/43	1,000	1,113,420
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	1,025	1,201,259
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1-A, 4.63%, 6/01/26	1,000	969,960

		5,619,397
New York — 6.1%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	800	818,512
Long Island Power Authority, Refunding RB, Series A, 5.75%, 4/01/39	1,050	1,243,798
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	1,270	1,429,474
Series D, 5.25%, 11/15/40	610	690,142
New York City Industrial Development Agency, RB:
Continental Airlines, Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16	525	527,935
Series C, 6.80%, 6/01/28	415	420,391
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	615	735,288
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/42	890	993,978
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	650	763,100
6.00%, 12/01/42	630	737,642
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	3,200	3,409,664

		11,769,924
North Carolina — 0.4%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	705	786,442
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	125	144,625
Pennsylvania — 2.2%
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,128,143
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,500	1,499,910
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	540	540,832

		4,168,885
Puerto Rico — 3.8%
Puerto Rico Sales Tax Financing Corp., RB:
First Sub-Series A, 6.50%, 8/01/44	2,790	3,164,028
Series A, 5.72%, 8/01/35 (a)	10,000	2,851,300
Puerto Rico (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.54%, 8/01/39 (a)	$2,800	$666,960
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 5.84%, 8/01/38 (a)	2,145	501,329

		7,183,617
South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,650	1,859,468
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Series E, 5.00%, 11/01/42	540	598,093
Tennessee — 1.1%
Hardeman County Correctional Facilities Corp. Tennessee, RB, Series B, 7.38%, 8/01/17	1,900	1,905,320
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	105	118,943

		2,024,263
Texas — 9.3%
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A7, AMT, 6.63%, 5/15/33	2,500	2,511,825
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,070	1,263,991
Senior Lien, Series A, 5.00%, 1/01/33 (b)	50	55,112
Senior Lien, Series A, 5.00%, 1/01/43 (b)	95	102,551
Sub Lien, 5.00%, 1/01/33 (b)	180	190,895
Sub Lien, 5.00%, 1/01/42 (b)	160	166,461
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	760	870,747
City of Houston Texas Airport System, Refunding RB, Series A, 5.50%, 7/01/39	535	616,855
Dallas/Fort Worth International Airport, Refunding RB, Series E, AMT, 5.00%, 11/01/35	910	971,416
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (c)	1,380	1,845,722
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.38%, 8/15/44	320	374,090
Midland County Fresh Water Supply District No 1, RB, City of Midland Project, Series A, CAB (a):
4.71%, 9/15/40	2,525	706,798
4.78%, 9/15/41	1,395	365,406
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.06%, 9/01/37 (a)	1,015	300,978
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	3,020	3,334,684
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare Project, 5.00%, 8/15/43	180	200,356
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,165	1,425,541
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,563,068
University of Texas System, Refunding RB, Series B, 5.00%, 8/15/43	805	940,369

		17,806,865
Utah — 0.6%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	1,020	1,150,030

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	41

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Vermont — 0.0%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.50%, 6/15/32	$80	$80,922
Virginia — 2.5%
Fairfax County EDA, Refunding RB, Goodwin House Inc., 5.13%, 10/01/42	2,500	2,644,975
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Project, AMT:
5.25%, 1/01/32	400	439,976
6.00%, 1/01/37	925	1,064,934
5.50%, 1/01/42	585	636,772

		4,786,657
Washington — 0.5%
Seattle Housing Authority Washington, RB, Replacement Housing Projects, 6.13%, 12/01/32	890	890,605
Wisconsin — 4.0%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,373,756
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,235	1,401,256
WPPI Energy, Refunding RB, Series A:
5.00%, 7/01/29	190	221,454
5.00%, 7/01/30	240	278,369
5.00%, 7/01/31	520	601,661
5.00%, 7/01/37	635	718,788

		7,595,284

Total Municipal Bonds — 103.4%		197,949,980

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 0.7%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,220	1,377,601
California — 10.7%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,640	1,895,230
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (e)	1,335	1,551,176
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	2,980	3,365,806
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,170	1,318,075
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	662,548
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	4,770	5,409,705
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	5,519	6,157,065

		20,359,605
Colorado — 2.4%
Colorado Health Facilities Authority (AGM):
Catholic Health, Series C-3, 5.10%, 10/01/41	1,870	2,061,021
Catholic Health, Series C-7, 5.00%, 9/01/36	1,200	1,306,140
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (e)	1,080	1,259,814

		4,626,975
Connecticut — 2.7%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	$2,299	$2,588,105
Series X-3, 4.85%, 7/01/37	2,362	2,645,121

		5,233,226
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,206,732
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,875,746
Illinois — 2.2%
City of Chicago Illinois Waterworks, Refunding RB, 5.00%, 11/01/42	3,638	4,120,430
Maryland — 1.2%
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 5.00%, 11/15/51	2,100	2,348,850
Massachusetts — 3.1%
Massachusetts School Building Authority, RB:
Senior Series B, 5.00%, 10/15/41	2,280	2,631,280
Series A (AGM), 5.00%, 8/15/15 (c)	387	421,143
Series A (AGM), 5.00%, 8/15/30	2,613	2,846,912

		5,899,335
Michigan — 0.8%
Detroit Water and Sewerage Department, Refunding RB, Series A:
5.00%, 7/01/32	788	860,051
5.25%, 7/01/39	675	736,173

		1,596,224
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (e)	1,019	1,193,193
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36 (e)	1,240	1,416,750
New York — 10.6%
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	810	961,588
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	810	955,754
New York City Transitional Finance Authority, RB:
Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,809,519
Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	1,240	1,412,928
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	5,400	6,201,923
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	3,250	3,854,370
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	2,910	3,115,049

		20,311,131
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	899,680
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	6,974	8,065,188

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
Tennessee — 1.4%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	$2,500	$2,728,750
Texas — 3.0%
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (e)	3,360	3,837,691
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,943,005

		5,780,696
Utah — 0.8%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,395	1,568,278
Virginia — 2.5%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,729	3,121,822
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,722,559

		4,844,381
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,540,619
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (e)	$ 2,859	$3,173,094
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 53.4%		102,166,484
Total Long-Term Investments (Cost — $267,792,680) — 156.8%		300,116,464

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	1,169,756	1,169,756
Total Short-Term Securities (Cost — $1,169,756) — 0.6%		1,169,756
Total Investments (Cost—$268,962,436) — 157.4%		301,286,220
Other Assets Less Liabilities — 0.7%		1,465,396
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (29.4)%		(56,385,972)
VMTP Shares, at Liquidation Value — (28.7)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$191,365,644

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
City Securities	$948,155	$7,570
JPMorgan Chase & Co	$1,832,483	$22,103

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031, is $6,439,554.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	27,550	1,142,206	1,169,756	$76

(g)	Represents the current yield as of report date.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(90)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$12,002,344	$(159,993)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	43

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statement.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$300,116,464	—	$300,116,464
Short-Term Securities	$1,169,756	—	—	1,169,756

Total	$1,169,756	$300,116,464	—	$301,286,220

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(159,993)	—	—	$(159,993)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$940,609	—	—	$940,609
Cash pledged for financial futures contracts	119,000	—	—	119,000
Liabilities:
TOB trust certificates	—	$(56,354,474)	—	(56,354,474)
VMTP Shares	—	(55,000,000)	—	(55,000,000)

Total	$1,059,609	$(111,354,474)	—	$(110,294,865)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments April 30, 2013	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.2%
Alabama Incentives Financing Authority, RB, Series A, 5.00%, 9/01/42	$990	$1,108,196
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	2,330	2,773,213
Birmingham Water Works Board, RB, Series B:
5.00%, 1/01/38	530	596,102
5.00%, 1/01/43	1,095	1,224,889
Selma IDB, RB, International Paper Company Project, Series A, 5.38%, 12/01/35	565	625,076

		6,327,476
California — 18.4%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,386,455
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,140,097
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,521,074
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,745,816
5.75%, 3/01/34	2,180	2,516,745
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,849,666
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,433,501
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,203,670
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,801,863
Oceanside Unified School District California, GO, Series A (AGC), 5.25%, 8/01/33	1,825	2,032,484
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,590,225
San Bernardino Community College District, GO, Election of 2002, Series A, 6.25%, 8/01/18 (a)	1,250	1,595,600
San Pablo Joint Powers Financing Authority California, Tax Allocation Bonds, Refunding, CAB (NPFGC) (b):
5.50%, 12/01/24	2,635	1,404,455
5.57%, 12/01/25	2,355	1,179,360
5.63%, 12/01/26	2,355	1,107,439
State of California, GO, Various Purpose, 5.00%, 4/01/37	2,500	2,843,375
State of California, GO, Refunding, Various Purpose, 5.00%, 9/01/41	2,765	3,073,076
Ventura County Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	1,850	2,175,489

		36,600,390
Colorado — 1.6%
City & County of Denver Colorado, Refunding ARB, Aviation Airport System Revenue, Series B, 5.00%, 11/15/37	910	1,034,142
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,249,980

		3,284,122
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	2,000	2,337,080
Florida — 11.8%
City of Jacksonville Florida, Refunding RB, Better Jacksonville, Series A, 5.00%, 10/01/30	2,135	2,467,889
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,672,815
Florida (concluded)
Jacksonville Florida Port Authority, Refunding RB, AMT, 5.00%, 11/01/38	$1,265	$1,375,662
JEA Electric System Revenue, Refunding RB, Sub-Series C, 5.00%, 10/01/37 (c)	3,415	3,881,660
Orange County School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	5,333,761
Orlando-Orange County Expressway Authority, Refunding RB, 5.00%, 7/01/35	1,750	1,987,335
Tampa-Hillsborough County Expressway Authority, Refunding RB, Series B, 5.00%, 7/01/42	2,020	2,250,785
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,633,521

		23,603,428
Georgia — 1.9%
Augusta-Richmond County Georgia, RB, Water & Sewer (AGM), 5.25%, 10/01/34	3,500	3,709,615
Illinois — 12.9%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	2,000	2,283,220
Chicago Transit Authority, RB:
Federal Transit Administration Section 5309, Series A (AGC), 6.00%, 6/01/26	2,000	2,321,760
Sales Tax Receipts Revenue, 5.25%, 12/01/36	635	728,440
Sales Tax Receipts Revenue, 5.25%, 12/01/40	1,810	2,070,513
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	1,145	1,345,524
Series C, 6.50%, 1/01/41	5,225	6,768,204
City of Chicago Illinois, Refunding RB, Sales Tax Revenue, Series A, 5.25%, 1/01/38	1,795	2,064,250
City of Chicago Illinois Waterworks Revenue, Refunding RB, Second Lien, 5.00%, 11/01/42	1,425	1,613,770
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/32	580	664,007
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/32	270	309,107
Illinois Finance Authority, Refunding RB, Northwestern Memorial Healthcare, 5.00%, 8/15/37	455	519,965
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (c)	1,490	1,684,996
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Project, Series B, 5.00%, 12/15/28	1,045	1,215,252
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,717,219
6.00%, 6/01/28	400	488,476

		25,794,703
Indiana — 3.9%
Indiana Finance Authority, RB, Private Activity, Ohio River Bridges, 5.00%, 7/01/40	565	602,064
Indiana Finance Authority Waste Water Utility, RB, CWA Authority, First Lien, Series A, 5.00%, 10/01/41	1,855	2,118,799
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,531,763
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	1,430	1,616,644

		7,869,270
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB, Adventist Health System/Sunbelt Obligated Group, 5.00%, 11/15/32	2,130	2,456,018

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	45

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana — 0.3%
Louisiana State University & Agricultural & Mechanical College, RB, 5.00%, 7/01/37	$450	$513,522
Massachusetts — 0.4%
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	675	783,668
Michigan — 4.7%
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien (AGM):
Series B, 7.50%, 7/01/33	750	929,212
Series C-1, 7.00%, 7/01/27	4,810	5,901,245
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,910	2,447,035

		9,277,492
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,325	1,622,463
Mississippi — 2.6%
Mississippi Development Bank, Refunding RB:
Jackson Mississippi Water and Sewer, Series A (AGM), 5.00%, 9/01/30	2,940	3,415,574
Jackson Public School District Project, 5.00%, 4/01/28	1,500	1,711,455

		5,127,029
Nevada — 2.4%
Clark County Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,787,340
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	1,410	1,590,424
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	1,360	1,415,760

		4,793,524
New Jersey — 9.7%
New Jersey EDA, RB, Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	3,575	3,747,315
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health (AGC), 5.50%, 7/01/38	2,100	2,333,583
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/38	1,000	1,120,910
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,780	2,086,089
Series A, 5.00%, 6/15/42	1,500	1,665,735
Series A (AGC), 5.63%, 12/15/28	3,170	3,782,539
Series B, 5.25%, 6/15/36	1,000	1,142,540
South Jersey Transportation Authority, Refunding RB, Transportation System, Series A:
5.00%, 11/01/27	2,000	2,325,600
5.00%, 11/01/28	1,000	1,157,140

		19,361,451
New York — 7.0%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	2,510	2,979,997
New York City Municipal Water Finance Authority, Refunding RB, Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,952,940
Water & Sewer System, Second General Resolution, 5.38%, 6/15/43	1,305	1,540,618
New York (concluded)
New York State Dormitory Authority, RB, Series B:
5.00%, 3/15/37	$1,740	$1,996,180
5.00%, 3/15/42	2,000	2,282,800
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	1,050	1,184,432

		13,936,967
North Carolina — 1.2%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/32	2,045	2,392,936
Ohio — 1.2%
Ohio State University, RB, Special Purpose General Receipts, Series A, 5.00%, 6/01/38	2,095	2,429,592
Pennsylvania — 1.5%
Pennsylvania Turnpike Commission, RB, Motor License Fund-Enhanced:
5.00%, 12/01/33	1,670	1,898,690
5.00%, 12/01/36	565	640,885
5.00%, 12/01/38	480	539,438

		3,079,013
Puerto Rico — 1.2%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.38%, 8/01/39	2,115	2,384,070
South Carolina — 2.0%
Charleston Educational Excellence Finance Corp., Refunding RB, Charleston County School (c):
5.00%, 12/01/29	1,575	1,871,431
5.00%, 12/01/30	1,810	2,139,818

		4,011,249
Texas — 22.9%
Austin Community College District, RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	2,500	2,847,150
City of Brownsville Texas Utilities System Revenue, Refunding RB, Series A, 5.00%, 9/01/29	1,240	1,450,602
City of Houston, GO, Refunding, Public Improvement, Series A, 5.00%, 3/01/38 (c)	795	919,266
City of Houston Texas, Refunding RB, Combined First Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,837,840
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	2,600	2,993,718
Dallas/Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/42	3,365	3,578,072
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (a)	600	802,488
Houston Community College System, GO, 5.00%, 2/15/36	795	924,887
North Texas Tollway Authority, RB, Special Projects System, Series A, 5.50%, 9/01/41	4,250	5,052,485
North Texas Tollway Authority, Refunding RB, System, First Tier (NPFGC):
5.75%, 1/01/40	4,885	5,580,429
Series A, 5.63%, 1/01/33	6,585	7,501,961
Series B, 5.75%, 1/01/40	6,275	7,201,127
Series B, 5.00%, 1/01/42	1,020	1,133,516
Texas Transportation Commission, Refunding RB, First Tier, Series A, 5.00%, 8/15/41	670	730,220

		45,553,761

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Utah — 2.0%
Utah Transit Authority, Refunding RB, Sales Tax Revenue, Series 2012, 5.00%, 6/15/42	$3,500	$3,959,515
Virginia — 1.5%
Fairfax County IDA, RB, Series A, 5.00%, 5/15/40	1,045	1,192,533
Virginia Public School Authority, RB, School Financing, 6.50%, 12/01/18 (a)	1,300	1,701,583

		2,894,116
Washington — 4.2%
City of Seattle Washington, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,598,878
State of Washington, GO, Various Purpose, Series B, 5.25%, 2/01/36	1,075	1,263,082
Washington Higher Education Facilities Authority, Refunding RB, The University of Puget Sound Project, Series A, 5.00%, 10/01/42	5,000	5,525,400

		8,387,360
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Alliance, Series D, 5.00%, 11/15/41	1,880	2,117,669
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, Series A, 5.00%, 4/01/42	475	530,124

		2,647,793
Total Municipal Bonds – 123.0%		245,137,623

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Alabama — 1.2%
Mobile Board of Water & Sewer Commissioners, RB (NPFGC), 5.00%, 1/01/31	2,120	2,290,787
California — 2.3%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	3,149	3,513,543
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	1,000	1,148,845

		4,662,388
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	6,183,061
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (e)	1,040	1,255,627
Florida — 7.7%
City of St. Petersburg Florida, Refunding RB (NPFGC), 5.00%, 10/01/35	4,302	4,633,693
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	7,500	8,849,100
County of Miami-Dade Florida, Refunding RB, Transit System, Sales Surtax Revenue, 5.00%, 7/01/42	1,000	1,126,770
Lee County Housing Finance Authority, RB, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	600	632,910

		15,242,473
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	$2,509	$2,885,168
Kentucky — 0.8%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,645,930
Massachusetts — 6.2%
Massachusetts School Building Authority, RB:
Senior Series B, 5.00%, 10/15/41	3,060	3,531,454
Series A (AGM), 5.00%, 8/15/15 (a)	1,032	1,124,451
Series A (AGM), 5.00%, 8/15/30	6,976	7,601,256

		12,257,161
Nevada — 5.3%
Clark County Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	6,010,200
Series B, 5.50%, 7/01/29	3,749	4,580,004

		10,590,204
New Jersey — 1.3%
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,539,315
New York — 10.4%
New York City Municipal Water Finance Authority, Refunding RB, Series FF, 5.00%, 6/15/45	2,379	2,693,623
New York City Transitional Finance Authority, RB:
Building Aid Revenue, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,616,160
Future Tax Secured, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,760	2,005,446
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	4,530	5,202,725
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	2,660	3,154,654
New York State Dormitory Authority, RB, General Purpose, Series C, 5.00%, 3/15/41	5,325	6,034,929

		20,707,537
Puerto Rico — 1.0%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,820	1,971,843
Texas — 1.8%
Waco Educational Finance Corp., Refunding RB, Baylor University, 5.00%, 3/01/43	3,255	3,665,358
Utah — 0.6%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,005	1,129,834
Washington — 3.8%
City of Bellevue Washington, GO, Refunding (NPFGC), 5.50%, 12/01/39	4,002	4,331,598
University of Washington, Refunding RB, Series A, 5.00%, 7/01/41	2,819	3,268,427

		7,600,025
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 47.5%		94,626,711
Total Long-Term Investments (Cost — $310,834,521) — 170.5%		339,764,334

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	47

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value
Money Market Funds — 1.7%
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	3,309,474	$3,309,474
Total Short-Term Securities (Cost — $3,309,474) — 1.7%		3,309,474
Total Investments (Cost — $314,143,995) — 172.2%		343,073,808
Liabilities in Excess of Other Assets — (3.9)%		(7,880,213)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.6)%		(48,957,771)
VMTP Shares, at Liquidation Value — (43.7)%		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$199,235,824

Notes to Schedule of investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Apex Pryor Securities	$919,266	$9,143
JPMorgan Chase & Co	$1,684,996	$17,642
Wells Fargo & Co	$7,892,909	$74,892

(d)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire on October 1, 2016, is $811,832.

(f)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	22,670	3,286,804	3,309,474	$143

(g)	Represents the current yield as of report date.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(186)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$24,804,844	$(251,787)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$339,764,334	—	$339,764,334
Short-Term Securities	$3,309,474	—	—	3,309,474

Total	$3,309,474	$339,764,334	—	$343,073,808

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(251,787)	—	—	$(251,787)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$246,000	—	—	$246,000
Liabilities:
TOB trust certificates	—	$(48,934,200)	—	(48,934,200)
VMTP Shares	—	(87,000,000)	—	(87,000,000)

Total	$246,000	$(135,934,200)	—	$(135,688,200)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	49

Schedule of Investments April 30, 2013	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.7%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$5,024	$5,492,865
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,507,590
5.25%, 1/01/23	6,500	6,487,325

		17,487,780
Arizona — 5.0%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,351,120
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,935,403
City of Tucson Arizona, COP (AGC):
4.25%, 7/01/21	1,870	2,072,932
4.25%, 7/01/22	1,895	2,094,335
City of Tucson Arizona, COP, Refunding (AGC), 4.00%, 7/01/20	2,325	2,624,181
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.63%, 7/01/20	1,700	1,401,106
Northern Arizona University, RB, 5.00%, 6/01/41	1,250	1,382,875
Phoenix Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	774,774
5.00%, 7/01/32	1,925	2,082,196
Pima County IDA, RB, Charter Schools Project:
Series C, 6.70%, 7/01/21	950	951,967
Series K, 6.38%, 7/01/31	895	895,707
Pima County IDA, Refunding RB, Tucson Electric Power Co., San Juan, Series A, 4.95%, 10/01/20	2,325	2,641,060
Pinal County Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,844,048
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,636,840
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,266,890
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,117,010

		32,072,444
Arkansas — 0.2%
University of Arkansas, Refunding RB, Various Facility, Series A, 5.00%, 11/01/31	1,000	1,198,700
California — 4.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	2,135	2,569,558
California HFA, RB, Home Mortgage, Series K, AMT, 4.55%, 8/01/21	460	466,849
California HFA, Refunding RB, Home Mortgage, Series M, AMT, 4.55%, 8/01/21	540	548,041
California Pollution Control Financing Authority, RB:
Waste Management, Inc. Project, Series A-2, AMT, 5.40%, 4/01/25	1,240	1,323,130
Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (a)	605	681,684
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	5,000	5,584,600
City of Sacramento California, Special Tax Bonds, North Natomas Community Facilities, Series 4-C, 6.00%, 9/01/28	2,990	3,038,856
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,264,500
California (concluded)
State of California, GO, Various Purpose:
5.50%, 4/01/28	$15	$15,646
5.75%, 4/01/31	7,000	8,295,140
5.00%, 11/01/32	2,000	2,247,640

		27,035,644
Colorado — 0.8%
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 7.50%, 6/01/14 (b)	4,500	4,887,405
Connecticut — 2.2%
Connecticut State Development Authority, RB, Learjet, Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,240,110
Connecticut State Health & Educational Facility Authority, Refunding RB:
Connecticut College, Series I, 5.00%, 7/01/29	1,075	1,256,524
Connecticut College, Series I, 5.00%, 7/01/31	620	719,814
Connecticut College, Series I, 5.00%, 7/01/32	500	577,025
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	1,780	1,992,354
State of Connecticut, GO, Series B, 5.00%, 4/15/31	6,990	8,225,133

		14,010,960
Delaware — 0.9%
Delaware State Municipal Electric Corp., Refunding RB, 5.00%, 7/01/37	5,000	5,585,150
Florida — 9.0%
Broward County Florida Airport System, RB, Series Q-2, AMT, 5.00%, 10/01/32	1,250	1,385,550
Broward County School Board Florida, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,792,200
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,193,200
(AGM), 5.00%, 10/01/27	1,635	1,825,690
County of Miami-Dade Florida, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	9,436,720
County of Miami-Dade Florida Transit System, Refunding RB, Sales Tax:
5.00%, 7/01/32	1,500	1,718,160
5.00%, 7/01/33	3,000	3,420,930
Greater Orlando Aviation Authority Airport Facilities, Refunding RB, Series B, AMT:
5.00%, 10/01/25	1,000	1,152,030
5.00%, 10/01/26	2,935	3,351,799
Highlands County Health Facilities Authority, Refunding RB, Adventist Health, Series G, 5.13%, 11/15/16 (b)	35	40,502
JEA Electric System, Refunding RB, Sub-Series B, 5.00%, 10/01/34	4,615	5,209,227
Miami-Dade County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/26	4,000	4,693,040
Midtown Miami Community Development District, Special Assessment Bonds:
Series A, 6.00%, 5/01/24	2,710	2,745,447
Series B, 6.50%, 5/01/37	1,840	1,872,973
Portofino Shores Community Development District, Special Assessment Bonds, Series A, 6.40%, 5/01/34	985	995,017
South Lake County Hospital District, RB, South Lake Hospital, Inc., 6.63%, 10/01/23	2,390	2,440,955
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/2010 (c)	155	100,761
University of Florida Research Foundation, Inc., RB (AMBAC), 5.13%, 9/01/33	4,000	4,002,480

		57,376,681

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 1.1%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	$3,000	$3,418,500
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,646,625
4.13%, 8/01/24	2,000	2,188,580

		7,253,705
Guam — 0.4%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,100	2,334,213
Hawaii — 0.9%
State of Hawaii, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,825,850
Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Regional Medical Center (AGM), 4.63%, 7/01/30	3,700	4,015,499
Illinois — 8.6%
Chicago Transit Authority, RB, 5.25%, 12/01/31	3,700	4,307,688
City of Chicago Illinois, GARB, Third Lien, O’Hare International Airport, Series B-2, AMT (AGM), 5.75%, 1/01/23	8,130	8,398,615
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/34 (d)	9,140	10,400,772
Madison, Macoupin, Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/29	350	393,446
5.00%, 5/01/30	475	531,102
5.00%, 5/01/31	500	556,725
5.00%, 5/01/32	500	553,420
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	4,277,770
6.25%, 6/01/24	12,750	14,338,777
State of Illinois, GO, Refunding, 5.00%, 8/01/21	3,000	3,525,690
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,009,540
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,425	1,433,835

		54,727,380
Indiana — 4.0%
City of Whiting Indiana, RB, BP Products North America, 5.25%, 1/01/21	4,800	5,957,904
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,363,440
Indiana Finance Authority, Refunding RB, Environmental Improvement, United Steel Corp. Project, 6.00%, 12/01/19	5,000	5,505,400
Indiana Finance Authority Wastewater Utility, RB, First Lien, Series A, 5.25%, 10/01/31	10,000	11,834,300

		25,661,044
Iowa — 1.0%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	828,245
5.25%, 4/01/24	730	861,772
5.25%, 4/01/25	520	609,518
5.25%, 4/01/26	360	419,123
Iowa (concluded)
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/20	$1,000	$1,161,970
5.00%, 9/01/22	2,315	2,621,020

		6,501,648
Kansas — 2.1%
Kansas Development Finance Authority, RB, KU Health System, Series H:
5.00%, 3/01/26	3,220	3,569,789
5.00%, 3/01/27	3,905	4,312,330
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.00%, 11/15/23	1,500	1,772,190
Sisters of Leavenworth, Series A, 4.00%, 1/01/22	3,425	3,800,928

		13,455,237
Kentucky — 3.1%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 5.25%, 6/01/23	8,650	9,935,996
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	9,515,600

		19,451,596
Louisiana — 3.5%
Jefferson Parish Hospital Service District No. 1, Refunding RB, West Jefferson Medical Center, Series A (AGM), 5.50%, 1/01/26	3,000	3,430,740
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	4,037,471
5.00%, 12/01/28	3,715	4,334,848
Louisiana Public Facilities Authority, RB, Nineteenth Judicial District Court (NPFGC), 5.50%, 6/01/41	2,000	2,157,000
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana LLC Project, Series A, 5.00%, 9/01/28	2,000	2,154,940
New Orleans Aviation Board Louisiana, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	1,015,240
Parish of St. Charles Louisiana Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (a)	1,760	1,943,233
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	3,500	3,508,680

		22,582,152
Maine — 0.3%
Portland New Public Housing Authority Maine, Refunding RB, Senior Living, Series A, 6.00%, 2/01/34	1,965	2,021,160
Maryland — 0.7%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,750	2,033,622
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	790	882,154
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,322,537
Maryland Industrial Development Financing Authority, RB, Our Lady of Good Counsel School, Series A, 6.00%, 5/01/35	500	520,630

		4,758,943

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	51

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts — 0.2%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	$1,060	$1,179,897
Michigan — 3.4%
City of Detroit Michigan, Refunding RB, Second Lien, Series C (BHAC), 5.75%, 7/01/26	4,235	4,877,322
Manistee Area Public Schools, GO, Refunding (Q-SBLF), 5.00%, 5/01/25	1,000	1,181,380
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,982,325
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.25%, 11/15/24	4,900	5,646,613
State of Michigan Trunk Line, RB, 5.00%, 11/15/31	2,000	2,350,460
Wayne County Airport Authority, RB, Detroit Metropolitan Wayne County Airport, AMT (AGC), 4.75%, 12/01/18	4,000	4,354,760

		21,392,860
Minnesota — 0.6%
City of St. Cloud Minnesota, Refunding RB, Centracare Health System, Series A, 4.25%, 5/01/21	2,300	2,642,585
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program, Series B, 5.00%, 8/01/36	1,000	1,164,270

		3,806,855
Mississippi — 0.8%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	5,000	5,015,450
Missouri — 2.6%
Missouri Development Finance Board, RB, St. Joseph Sewage System Improvements, Series E, 4.75%, 5/01/26	750	791,085
Missouri Joint Municipal Electric Utility Commission Power, RB, Prairie State Project, Series A (BHAC), 5.00%, 1/01/32	5,000	5,575,000
Missouri State Environmental Improvement & Energy Resources Authority, Refunding RB, Revolving Funds Program, Series A, 5.00%, 1/01/25	3,150	3,918,505
Missouri State Health & Educational Facilities Authority, Refunding RB, SSM Health Care, Series B, 4.25%, 6/01/25	5,975	6,567,541

		16,852,131
Montana — 0.5%
Montana Facility Finance Authority, Refunding RB, Series B, 5.00%, 1/01/24	2,625	3,025,759
Nebraska — 0.9%
Douglas County School District No. 17 Nebraska, GO, Refunding, 2.00%, 6/15/25	4,380	4,320,257
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,127,500

		5,447,757
Nevada — 0.7%
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,242,168
New Hampshire — 0.6%
New Hampshire State Turnpike System, RB, Series C, 4.00%, 8/01/30	3,765	4,029,378
New Jersey — 15.5%
Essex County Improvement Authority, RB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,336,840
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.80%, 11/01/15 (b)	5,050	5,719,378
New Jersey (concluded)
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 6.40%, 9/15/23	$6,040	$6,344,778
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	5,000	5,241,000
New Jersey EDA, Refunding RB:
5.00%, 3/01/29	6,500	7,569,835
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,281,430
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	4,240,044
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	4,142,269
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	693,572
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,665	1,889,242
Series 1, AMT, 5.00%, 12/01/27	12,000	12,981,840
Series 1A, 4.75%, 12/01/21	2,370	2,683,172
New Jersey State Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT, 5.10%, 10/01/23	2,215	2,357,956
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,658,400
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 3.91%, 12/15/25 (e)	9,450	5,796,819
Series A, 5.25%, 6/15/24	3,185	3,869,011
Series B, 5.50%, 6/15/31	12,190	14,459,412
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,552,169
State of New Jersey, GO, Refunding, Series O, 5.25%, 8/01/21	1,355	1,718,438

		98,535,605
New Mexico — 0.2%
New Mexico State University, Refunding RB, Series B, 5.00%, 4/01/25	850	1,039,839
New York — 18.7%
City of New York, New York, GO, Series D1, 5.13%, 12/01/26	4,615	5,409,611
City of New York, New York, GO, Refunding:
Series B, 5.00%, 8/01/30	2,210	2,611,712
Series E, 5.00%, 8/01/27	3,500	4,209,940
Essex County Industrial Development Agency, Refunding RB, International Paper, Series A, AMT, 5.20%, 12/01/23	5,000	5,418,350
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	4,250	5,045,812
Long Island Power Authority, Refunding RB, Series A, 5.50%, 4/01/24	1,000	1,195,540
Metropolitan Transportation Authority, RB:
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,810,255
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,832,775
Transportation, Series A, 5.00%, 11/15/25	1,980	2,227,916
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.25%, 11/15/25	4,000	4,844,080
Series F, 5.00%, 11/15/30	1,460	1,690,213
New York City Industrial Development Agency, RB, Continental Airlines, Inc. Project, Mandatory Put Bonds, AMT, 8.38%, 11/01/16 (a)	3,500	3,519,565
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	1,740	1,910,120

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	$3,560	$4,244,517
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	3,227,592
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 5.63%, 7/15/47	3,000	3,465,300
New York State Dormitory Authority, LRB, Municipal Health Facilities, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,828,188
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 9/15/16 (b)	5	5,756
Education, Series D, 5.00%, 3/15/31	4,495	5,022,533
Fordham University, Series A, 5.25%, 7/01/25	900	1,081,836
Mental Health Services (AGM), 5.00%, 8/15/18 (b)	10	12,129
Mental Health Services (AGM), 5.00%, 2/15/22	3,990	4,706,484
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,163,590
New York University Hospital Center, Series A, 5.00%, 7/01/22	1,725	2,027,444
New York University Hospital Center, Series A, 5.13%, 7/01/23	1,670	1,947,120
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,698,918
North Shore-Long Island Jewish Health System, Series D, 5.00%, 5/01/39	1,600	1,790,528
School Districts Financing Program, Series C, 5.00%, 10/01/24	3,165	3,831,992
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital, Series A, 4.25%, 7/01/23	2,225	2,449,903
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/22	650	747,097
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/23	2,160	2,450,261
Yeshiva University, 4.00%, 9/01/23	2,860	3,146,229
Yeshiva University, 4.25%, 9/01/24	2,750	3,045,020
New York State Thruway Authority, RB, General, Series I, 5.00%, 1/01/24	3,000	3,672,870
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 5.00%, 12/01/20	2,475	2,846,596
Port Authority of New York & New Jersey, Refunding RB:
Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,145,100
Consolidated, 153rd Series, 5.00%, 7/15/24	2,010	2,352,082
Triborough Bridge & Tunnel Authority, Refunding RB, Sub-Series A, 5.00%, 11/15/24	2,000	2,459,300
United Nations Development Corp. New York, Refunding RB, Series A, 4.25%, 7/01/24	2,985	3,289,948
Westchester County Healthcare Corp. New York, Refunding RB, Senior-Lien, Series A, 5.00%, 11/01/24	5,470	6,280,490

		118,664,712
North Carolina — 1.6%
City of Charlotte North Carolina, RB, Charlotte Douglas Airport, Series A, 5.00%, 7/01/33	4,000	4,557,000
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,105	1,963,649
North Carolina Medical Care Commission, Refunding RB:
Vidant Health, Series A, 5.00%, 6/01/36	1,500	1,649,265
WakeMed, Series A, 5.00%, 10/01/31	1,500	1,723,305

		9,893,219
Ohio — 0.5%
City of Cincinnati Ohio, GO, Refunding, Various Purpose, Series A, 4.38%, 12/01/30	$900	$966,753
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/37	1,000	1,133,980
Miami University, RB, General Receipts, 4.00%, 9/01/33	1,000	1,054,990

		3,155,723
Oregon — 1.8%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	2,000	2,314,000
Oregon Health & Science University, Refunding RB:
Series A, 5.00%, 7/01/26	1,500	1,787,925
Series E, 5.00%, 7/01/32	1,250	1,441,475
Oregon State Facilities Authority, Refunding RB, Reed College Project, Series A, 5.00%, 7/01/29	1,835	2,123,902
State of Oregon, GO:
Odot Project, Tax-Exempt, Series I, 5.00%, 5/01/37	1,000	1,175,740
Series H, 5.00%, 5/01/36	2,000	2,351,480

		11,194,522
Pennsylvania — 8.4%
City of Philadelphia Pennsylvania, RB, Series A, AMT (AGM), 5.00%, 6/15/20	2,895	3,272,190
City of Pittsburgh Pennsylvania, GO, Series C (AGM), 5.25%, 9/01/18	6,430	7,134,664
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,738,317
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	3,148,146
5.00%, 11/01/26	2,375	2,716,691
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,932,440
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	3,500	3,574,515
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	7,710	7,709,537
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,534,160
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial, Series A (AGC), 6.00%, 7/01/26	6,225	7,412,543

		53,173,203
Puerto Rico — 4.1%
Puerto Rico Aqueduct & Sewer Authority, Refunding RB, Senior Lien, Series A (AGC), 5.00%, 7/01/25	3,215	3,285,248
Puerto Rico Electric Power Authority, RB, Series TT, 5.00%, 7/01/27	6,500	6,512,870
Puerto Rico Highway & Transportation Authority, RB, Series Y (AGM), 6.25%, 7/01/21	3,000	3,608,430
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	9,450	10,085,134
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.00%, 8/01/42	650	711,464
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	2,000	2,166,820

		26,369,966
Rhode Island — 0.3%
Rhode Island Health & Educational Building Corp., RB, Providence College, 5.00%, 11/01/34	1,750	1,978,708

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	53

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
South Carolina — 0.2%
County of Florence South Carolina, Refunding RB, McLeod Regional Medical Center, Series A, 4.50%, 11/01/25	$1,000	$1,112,890
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,128,440
Tennessee — 1.6%
Chattanooga-Hamilton County Hospital Authority Tennessee, Refunding RB, Erlanger Health (AGM), 5.00%, 10/01/22	1,620	1,883,039
Knox County Health Educational & Housing Facilities Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (a)	3,750	4,111,838
Memphis-Shelby County Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	3,119,813
Series B, 5.00%, 11/01/22	1,000	1,166,140

		10,280,830
Texas — 5.6%
City of Houston Texas, Refunding ARB, Subordinate Lien, Series A, AMT:
5.00%, 7/01/25	1,500	1,731,150
5.00%, 7/01/32	1,010	1,130,433
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	4,007,440
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,436,996
Series E, 5.00%, 11/01/27	4,960	5,489,728
Series F, 5.00%, 11/01/31	6,345	6,872,460
Frisco ISD, GO, Refunding (PSF-GTD), 4.25%, 8/15/28	4,000	4,502,000
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	2,000	2,186,600
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,353,862
Socorro ISD, GO, Refunding (PSF-GTD), School Building:
5.00%, 8/15/30	1,000	1,187,400
5.00%, 8/15/32	2,500	2,960,500

		35,858,569
Vermont — 0.3%
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Middlebury College Project, 5.00%, 11/01/32	1,680	1,989,590
Virginia — 1.7%
Roanoke EDA, Refunding RB, Carilion Health System, Series B (AGM), 5.00%, 7/01/38	3,155	3,463,117
Tobacco Settlement Financing Corp. Virginia, RB, Asset-Backed, 5.63%, 6/01/15 (b)	5,000	5,540,500
Virginia Small Business Financing Authority, RB, Senior Lien, Express Lanes LLC, AMT, 5.00%, 7/01/34	1,560	1,627,907

		10,631,524
Washington — 1.3%
State of Washington, GO, Motor Vehicle Fuel Tax, Series E, 4.00%, 2/01/34	8,000	8,559,920
West Virginia — 2.7%
West Virginia Hospital Finance Authority, Refunding RB, Charleston, Series A, 5.13%, 9/01/23	4,000	4,491,920
West Virginia (concluded)
West Virginia University, RB, Board of Governors University Improvement, Series B:
5.00%, 10/01/29	$7,520	$8,777,645
5.00%, 10/01/30	3,500	4,068,225

		17,337,790
Wisconsin — 3.3%
Public Finance Authority, Refunding RB, Senior Obligation Group, Series B, AMT, 5.25%, 7/01/28	4,765	5,237,354
State of Wisconsin, GO, Series C, 4.50%, 5/01/30	6,120	6,922,210
WPPI Energy, Refunding RB, Supply System, Series A:
5.00%, 7/01/32	4,010	4,613,385
5.00%, 7/01/33	3,500	4,013,590

		20,786,539
Total Municipal Bonds – 129.7%		824,927,035

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
California — 4.4%
Peralta Community College District, GO, Election of 2000, Series D (AGM), 5.00%, 8/01/30	10,140	10,450,081
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/35	9,028	10,072,156
University of California, Refunding RB, Limited Project, Series G, 5.00%, 5/15/37	6,440	7,398,565

		27,920,802
Illinois — 3.8%
Du Page & Will Counties Community School District No. 204 Indian, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	8,650	10,139,350
McHenry County Conservation District Illinois, GO (AGM), 5.13%, 2/01/27	12,695	14,281,597

		24,420,947
Louisiana — 4.1%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	15,166,680
State of Louisiana Gas & Fuels, Refunding RB, Series A-1, 4.00%, 5/01/34	10,000	10,702,300

		25,868,980
Massachusetts — 3.3%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	11,734,905
Massachusetts School Building Authority, RB, Series A (AGM):
5.00%, 8/15/15 (b)	1,075	1,170,777
5.00%, 8/15/30	7,264	7,914,416

		20,820,098
Minnesota — 1.9%
State of Minnesota, GO, State Various Purpose, Series A, 4.00%, 8/01/29	10,525	12,263,712
New Jersey — 1.9%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series D (AGM), 5.00%, 6/15/15 (b)	11,120	12,191,968
New York — 9.8%
City of New York, New York, GO:
Sub-Series B-1, 5.25%, 9/01/22	8,250	9,931,432
Sub-Series I-1, 5.50%, 4/01/21	4,992	6,143,677

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New York (concluded)
City of New York, New York, GO, Refunding, Series E, 5.00%, 8/01/24	$3,990	$4,781,935
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series A, 4.75%, 6/15/30	8,000	8,925,440
New York State Dormitory Authority, Refunding LRB, State University Dormitory Facilities, Series A, 5.00%, 7/01/42	2,240	2,583,123
New York State Urban Development Corp., RB, State Personal Income Tax, State Facilities, Series A-1 (NPFGC), 5.25%, 3/15/14 (b)	10,000	10,424,400
New York State Urban Development Corp., Refunding RB, Service Contract, Series B, 5.00%, 1/01/21	8,003	9,413,077
Port Authority of New York & New Jersey, RB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	6,524,571
Suffolk County Water Authority, Refunding RB, New York Water System, 3.00%, 6/01/25	3,242	3,387,908

		62,115,563
Washington — 1.8%
Snohomish County School District No. 15—Edmonds Washington, GO (NPFGC), 5.00%, 6/01/16 (b)	10,000	11,375,800
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 31.0%		196,977,870
Total Long-Term Investments (Cost — $937,482,986) — 160.7%		1,021,904,905

Short-Term Securities	Par (000)	Value
Connecticut — 0.3%
Connecticut Housing Finance Authority, Refunding RB, VRDN, Housing Mortgage Finance Program, Sub-Series A-2 (JPMorgan Chase NA SBPA), 0.18%, 5/03/13 (i)	$ 1,800	$1,800,000
	Shares
Money Market Funds — 0.6%
FFI Institutional Tax-Exempt Fund, 0.03% (g)(h)	3,667,115	3,667,115
Total Short-Term Securities (Cost — $5,467,115) — 0.9%		5,467,115
Total Investments (Cost — $942,950,101) — 161.6%		1,027,372,020
Other Assets Less Liabilities — 0.3%		1,377,179
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.7)%		(105,996,800)
VMTP Shares, at Liquidation Value — (45.2)%		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$635,652,399

Notes to Schedule of Investments

(a)	Variable rate security. Rate shown is as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co	$10,400,772	$61,238

(e)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	3,601,217	65,898	3,667,115	$393

(h)	Represents the current yield as of report date.

(i)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(313)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$41,741,484	$(498,996)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	55

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,021,904,905	—	$1,021,904,905
Short-Term Securities	$3,667,115	1,800,000	—	5,467,115

Total	$3,667,115	$1,023,704,905	—	$1,027,372,020

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(498,996)	—	—	$(498,996)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$413,000	—	—	$413,000
Liabilities:
TOB trust certificates	—	$(105,938,708)	—	(105,938,708)
VMTP Shares	—	(287,100,000)	—	(287,100,000)

Total	$413,000	$(393,038,708)	—	$(392,625,708)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments April 30, 2013	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.4%
County of Jefferson Alabama, RB, Series A, 5.25%, 1/01/19	$1,490	$1,489,523
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,715	1,720,882
5.00%, 6/01/46	2,250	2,004,413

		3,725,295
Arizona — 0.8%
Maricopa County Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,000	706,750
Pima County IDA, RB, Arizona Charter Schools Project:
6.75%, 7/01/21	305	305,686
Series C, 6.75%, 7/01/31	1,875	1,877,700

		2,890,136
California — 11.1%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,593,954
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	1,180	1,319,311
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,921,448
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	1,025	1,058,425
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	2,560	2,626,304
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	1,230	1,271,488
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	1,185	1,470,941
City of Los Angeles Department of Airports, Refunding RB, Series A, 5.25%, 5/15/39	800	928,664
San Marcos Unified School District, CAB, GO, Election of 2010, Series B (a):
4.80%, 8/01/41	5,000	1,309,100
4.82%, 8/01/42	2,000	496,520
State of California, GO, Various Purpose:
6.00%, 3/01/33	2,525	3,107,391
6.50%, 4/01/33	14,925	18,665,951

		38,769,497
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,274,268
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,000	1,071,580
Colorado State Board of Governors, Refunding RB, Series A, 5.00%, 3/01/43	1,180	1,508,642
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, 8.00%, 6/01/14 (b)	3,300	3,601,554
University of Colorado, RB, Series A, 5.75%, 6/01/28	750	921,495

		8,377,539
Connecticut — 1.8%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	1,375	1,553,516
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, 5.00%, 7/01/35	3,385	3,830,331
Municipal Bonds	Par (000)	Value
Connecticut (concluded)
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	$950	$950,769

		6,334,616
Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	1,125	1,271,723
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	4,065	4,361,013

		5,632,736
District of Columbia — 2.3%
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 4.83%, 10/01/33 (a)	6,590	2,487,330
CAB, Second Senior Lien, Series B (AGC), 4.84%, 10/01/34 (a)	4,830	1,734,984
CAB, Second Senior Lien, Series B (AGC), 4.91%, 10/01/35 (a)	6,515	2,197,835
First Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,675,290

		8,095,439
Florida — 4.8%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,326,609
Fiddlers Creek Community Development District No. 2, Special Assessment Bonds, Series A, 6.38%, 5/01/35 (c)(d)	2,350	1,235,724
Hillsborough County IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	2,720	2,721,414
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	2,265	2,889,189
Midtown Miami Community Development District, Special Assessment Bonds, Series A, 6.25%, 5/01/37	915	929,182
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	1,155	807,426
Tampa-Hillsborough County Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	1,370	1,535,647
Series B, 5.00%, 7/01/42	2,510	2,796,767
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	2,480	2,545,472

		16,787,430
Georgia — 3.6%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	148,087
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.13%, 2/15/26	2,000	2,042,640
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, Third Indenture Series A, 5.00%, 7/01/39	3,465	3,992,962
Municipal Electric Authority of Georgia, RB, Series W:
6.60%, 1/01/18 (e)	205	213,216
6.60%, 1/01/18	4,370	4,851,225
Municipal Electric Authority of Georgia, Refunding RB, Series X, 6.50%, 1/01/20	990	1,160,092

		12,408,222
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Harbor System, Series A, 5.25%, 7/01/30	1,355	1,574,009
Illinois — 17.0%
Chicago Illinois Board of Education, GO, Refunding, Series A, 5.50%, 12/01/39	2,110	2,408,797

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	57

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	$1,050	$1,201,126
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien, Series C (AGM), 6.50%, 1/01/41	5,865	7,597,228
City of Chicago Illinois, GO, Public Improvement Project, Series A, 5.00%, 1/01/34	4,535	5,036,117
City of Chicago Illinois, Refunding RB:
Sales Tax Revenue, Series A, 5.25%, 1/01/38	820	943,000
Waterworks Revenue, 5.00%, 11/01/42	2,865	3,244,527
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	819,600
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,000	6,032,650
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	305	306,595
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	970	1,093,394
Central DuPage Health, Series B, 5.50%, 11/01/39	1,610	1,857,779
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (f)	2,315	2,617,964
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project (AGM):
Series B, 5.00%, 6/15/50	3,150	3,401,118
Series B-2, 5.00%, 6/15/50	2,500	2,698,575
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,335	1,631,664
6.00%, 6/01/28	1,140	1,392,157
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,175	1,411,022
Series A (NPFGC), 6.70%, 11/01/21	6,450	7,710,910
Series C (NPFGC), 7.75%, 6/01/20	2,500	3,122,250
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	725,105
Village of Hodgkins Illinois, RB, MBM Project, AMT, 6.00%, 11/01/23	2,800	2,804,340
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,350	1,358,370

		59,414,288
Indiana — 4.3%
Carmel Redevelopment Authority, Refunding RB, Multipurpose, Series A:
4.00%, 8/01/35	1,130	1,186,138
4.00%, 2/01/38	1,810	1,892,590
Indiana Finance Authority, RB:
Ohio River Bridges East End Crossing Project, Series A, Private Activity, Ohio River Bridge, AMT, 5.00%, 7/01/44	450	477,608
Ohio River Bridges East End Crossing Project, Series A, Private Activity, Ohio River Bridge, AMT, 5.00%, 7/01/48	1,430	1,499,655
Sisters of St. Francis Health, 5.25%, 11/01/39	840	952,493
Wastewater Utility, First Lien, CWA Authority Project, Series A, 5.25%, 10/01/38	1,580	1,841,458
Indiana Finance Authority, Refunding RB:
Community Health Network Project, Series A, 5.00%, 5/01/42	1,885	2,084,999
Parkview Health System, Series A, 5.75%, 5/01/31	2,795	3,227,638
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/40	1,270	1,430,045
5.00%, 1/15/36	395	449,317

		15,041,941
Municipal Bonds	Par (000)	Value
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	$1,950	$2,257,574
Kansas — 0.5%
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/40	1,660	1,811,010
Kentucky — 0.3%
Kentucky Economic Development Finance Authority, RB, Owensboro Medical Health System, Series A, 6.38%, 6/01/40	1,010	1,208,303
Louisiana — 4.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp., Series A-1, 6.50%, 11/01/35	3,320	3,981,942
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	7,500	7,518,600
Sabine River Authority Louisiana, Refunding RB, International Paper Co. Project, 6.20%, 2/01/25	3,600	3,615,120

		15,115,662
Maine — 0.3%
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	885	1,017,520
Maryland — 1.5%
County of Montgomery Maryland, GO, West Germantown Development District, Senior Series A (Radian), 6.70%, 7/01/27	1,130	1,144,645
Maryland Community Development Administration, Refunding RB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,549,110
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	496,087
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	830	926,819
Maryland Health & Higher Educational Facilities Authority, RB, University Of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	955	1,169,388

		5,286,049
Massachusetts — 2.9%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J-1, 5.00%, 7/01/39	1,805	2,008,297
Massachusetts HFA, RB, AMT:
S/F, Series 130, 5.00%, 12/01/32	2,720	2,831,166
Series A, 5.20%, 12/01/37	2,830	2,943,851
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	2,075	2,237,037

		10,020,351
Michigan — 6.6%
City of Detroit Michigan, RB, Senior Lien, Series A, 5.25%, 7/01/41	3,075	3,333,761
City of Detroit Michigan, Refunding RB, Sewage Disposal System, Senior Lien, Series B (AGM), 7.50%, 7/01/33	910	1,127,445
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,536,340
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	5,359,400
McLaren Health Care, 5.75%, 5/15/38	8,560	9,888,940
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	1,400	1,793,638

		23,039,524

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	$3,000	$3,621,090
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	1,065	1,210,575

		4,831,665
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	922,301
5.00%, 9/01/42	1,445	1,562,796

		2,485,097
New Jersey — 3.4%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	1,955	2,053,884
New Jersey State Housing & Mortgage Finance Agency, RB, Series AA, 6.38%, 10/01/28	825	894,737
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,295	1,451,578
5.00%, 1/01/43	1,985	2,210,139
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A, 5.50%, 6/15/41	1,635	1,916,155
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	1,250	1,463,575
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,845	1,841,974

		11,832,042
New York — 8.0%
Metropolitan Transportation Authority, RB, Series 2008C, 6.50%, 11/15/28	9,405	11,786,346
Metropolitan Transportation Authority, Refunding RB, Transportation, Series D, 5.25%, 11/15/40	1,205	1,363,313
New York City Industrial Development Agency, RB:
British Airways Plc Project, AMT, 7.63%, 12/01/32	1,920	1,958,361
Series C, 6.80%, 6/01/28	690	698,963
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	685	690,706
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,736,088
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	1,220	1,458,620
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	1,165	1,367,710
Westchester County Industrial Development Agency New York, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	1,000	1,006,030

		28,066,137
North Carolina — 1.5%
Gaston County Industrial Facilities & Pollution Control Financing Authority North Carolina, RB, Exempt Facilities National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,562,524
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,561,728
North Carolina Medical Care Commission, Refunding RB, Carolina Village Project, 6.00%, 4/01/38	2,000	2,111,580

		5,235,832
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	250	289,250
Municipal Bonds	Par (000)	Value
Pennsylvania — 1.3%
Bucks County IDA, RB, Ann’s Choice, Inc. Facility, Series A, 6.13%, 1/01/25	$880	$891,071
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.13%, 2/01/28	420	427,690
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	1,890	2,108,238
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,948

		4,693,947
Puerto Rico — 3.8%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	4,255	4,825,425
Puerto Rico Sales Tax Financing Corp., Refunding RB CAB (a):
Series A (NPFGC), 5.64%, 8/01/41	8,580	1,783,525
Series A (NPFGC), 5.73%, 8/01/46	13,400	2,046,314
Series C, 5.54%, 8/01/39	18,670	4,447,194

		13,102,458
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,696,396
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Series E, 5.00%, 11/01/42	1,070	1,185,111
Tennessee — 0.1%
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	210	237,886
Texas — 11.0%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33	1,500	127,500
Brazos River Harbor Navigation District, Refunding RB, Dow Chemical Co. Project, Series A-7, AMT, 6.63%, 5/15/33	3,000	3,014,190
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	2,140	2,527,982
Senior Lien, Series A, 5.00%, 1/01/33 (f)	100	110,225
Senior Lien, Series A, 5.00%, 1/01/43 (f)	190	205,101
Subordinate, 5.00%, 1/01/33 (f)	355	376,488
Subordinate, 5.00%, 1/01/42 (f)	315	327,720
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,510	1,730,037
City of Houston Texas, RB, Special Facilities, Continental Airlines, Inc., Continental Airlines, Series E, AMT, 6.75%, 7/01/21	4,820	4,837,931
Dallas/Fort Worth International Airport, Refunding RB, AMT, 5.00%, 11/01/35	1,800	1,921,482
Fort Bend County Industrial Development Corp., RB, NRG Energy, Inc., Series B, 4.75%, 11/01/42	1,475	1,485,104
Harris County Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (b)	2,000	2,674,960
North Texas Tollway Authority, Refunding RB, First Tier, Series A, 6.25%, 1/01/39	7,000	8,147,860
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/43	360	400,712
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	1,000	1,083,450
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	3,000	3,670,920

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	59

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien (concluded):
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	$3,000	$3,607,080
University of Texas System, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,830	2,137,733

		38,386,475
Utah — 0.7%
County of Utah, RB, IHC Health Services, Inc., 5.00%, 5/15/43	2,010	2,266,235
Virginia — 3.1%
Fairfax County EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	500	528,160
5.13%, 10/01/42	3,440	3,639,486
Route 460 Funding Corp. of Virginia Toll Road, RB, Senior Lien, Series A, 5.13%, 7/01/49	1,230	1,332,053
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River, AMT:
5.25%, 1/01/32	1,615	1,776,403
6.00%, 1/01/37	1,830	2,106,842
5.50%, 1/01/42	1,155	1,257,218

		10,640,162
Washington — 2.4%
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/21 (b)	1,980	2,773,049
Washington Health Care Facilities Authority, Refunding RB:
Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,471,376
Providence Health & Services, Series A, 5.00%, 10/01/42	1,015	1,142,322

		8,386,747
Wisconsin — 4.3%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	8,578,362
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	2,465	2,796,838
WPPI Energy, Refunding RB, Series A:
5.00%, 7/01/29	375	437,081
5.00%, 7/01/30	475	550,938
5.00%, 7/01/31	1,035	1,197,537
5.00%, 7/01/37	1,260	1,426,257

		14,987,013
Total Municipal Bonds — 111.9%		390,619,117

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,450	2,766,495
California — 8.1%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	3,271	3,778,904
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	2,610	3,032,637
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	$5,940	$6,709,022
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,290	2,579,822
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,289,284
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	9,480	10,751,363

		28,141,032
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (h)	2,129	2,484,633
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,779,820
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,413,464
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Second Lien (AGM), 5.25%, 11/01/33	1,320	1,517,300
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,999	3,400,759

		4,918,059
Maryland — 2.1%
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B, 5.00%, 11/15/51	4,160	4,652,960
Maryland State Transportation Authority, RB, Transportation Facility Project (AGM), 5.00%, 7/01/41	2,290	2,593,288

		7,246,248
Massachusetts — 4.6%
Massachusetts School Building Authority, RB:
(AGM), 5.00%, 8/15/30	10,000	10,895,450
Sales Tax Revenue, Senior, Series B, 5.00%, 10/15/41	4,530	5,227,937

		16,123,387
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Sewage Disposal System, Senior Lien, Series A:
5.00%, 7/01/32	1,563	1,706,450
5.25%, 7/01/39	1,349	1,472,347

		3,178,797
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	2,009	2,351,291
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36	2,460	2,810,648
New York — 11.4%
Hudson New York Yards Infrastructure Corp., RB, Senior Series A, 5.75%, 2/15/47	1,610	1,911,304
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
Series DD, 5.00%, 6/15/37	6,299	7,120,421
Series FF-2, 5.50%, 6/15/40	1,575	1,858,410

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (concluded)
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	$2,459	$2,803,067
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	10,740	12,334,937
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	6,440	7,637,582
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	5,789	6,197,985

		39,863,706
North Carolina — 2.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,912,095
Ohio — 5.4%
Ohio Higher Educational Facility Commission, Refunding RB, Hospital, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,664,480
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	13,843	16,008,964

		18,673,444
South Carolina — 1.7%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (h)	4,995	5,753,840
Texas — 2.8%
Harris County Texas Metropolitan Transit Authority, Refunding RB, Sales and Use Tax Bonds, Series A, 5.00%, 11/01/41	3,400	3,863,284
Texas Department of Housing & Community Affairs, MRB, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	2,811	2,960,197
Texas State University Systems, Refunding RB (AGM), 5.00%, 3/15/30	2,743	3,029,837

		9,853,318
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Utah — 0.9%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$ 2,774	$3,119,692
Washington — 5.4%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,658,150
5.00%, 11/01/36	4,000	4,526,520
(AGM), 5.00%, 11/01/32	7,693	8,685,028

		18,869,698
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (h)	2,499	2,773,684
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 54.2%		189,033,351
Total Long-Term Investments (Cost — $517,549,750) — 166.1%		579,652,468

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	5,336,715	5,335,715
Total Short-Term Securities (Cost — $5,335,715) — 1.5%		5,335,715
Total Investments (Cost—$522,885,465) — 167.6%		584,988,183
Other Assets Less Liabilities — 1.0%		3,452,837
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (28.5)%		(99,443,146)
VMTP Shares, at Liquidation Value — (40.1)%		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$348,997,874

Notes to Schedule of Investments

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)	Security is collateralized by Municipal or US Treasury obligations.

(f)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co	$3,637,498	$43,826

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to June 15, 2019, is $11,027,671.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	40,158	5,295,557	5,335,715	$83

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	61

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

(j)	Represents the current yield as of report date.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(206)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$27,472,031	$(389,910)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to the Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$579,652,468	—	$579,652,468
Short-Term Securities	$5,335,715	—	—	5,335,715

Total	$5,335,715	$579,652,468	—	$584,988,183

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(389,910)	—	—	$(389,910)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.
Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,864,406	—	—	$1,864,406
Cash pledged for financial futures contracts	272,000	—	—	272,000
Liabilities:
TOB trust certificates	—	$(99,386,335)	—	(99,386,335)
VMTP Shares	—	(140,000,000)	—	(140,000,000)

Total	$2,136,406	$(239,386,335)	—	$(237,249,929)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

62	ANNUAL REPORT	APRIL 30, 2013

Statements of Assets and Liabilities

April 30, 2013	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$576,743,688	$591,764,980	$405,908,246	$300,116,464	$339,764,334	$1,023,704,905	$579,652,468
Investments at value — affiliated[2]	9,209,652	545,905	1,244,129	1,169,756	3,309,474	3,667,115	5,335,715
Cash	—	—	1,293,337	940,609	—	—	1,864,406
Cash pledged for financial futures contracts	242,000	213,000	200,000	119,000	246,000	413,000	272,000
Interest receivable	9,282,683	7,700,811	5,882,935	4,158,395	4,200,573	13,791,832	8,842,092
Investments sold receivable	7,001,756	1,024,020	115,000	50,000	1,594,485	886,654	20,000
Variation margin receivable	17,250	15,000	16,969	8,438	17,438	29,344	19,313
Deferred offering costs	—	233,895	98,192	83,030	100,254	212,296	134,456
Prepaid expenses	8,895	10,097	7,005	5,162	5,861	17,686	9,892

Total assets	602,505,924	601,507,708	414,765,813	306,650,854	349,238,419	1,042,722,832	596,150,342

Accrued Liabilities
Investments purchased payable	9,230,715	2,394,724	3,795,000	2,750,990	12,865,780	10,339,534	5,458,078
Income dividends payable — Common Shares	2,236,480	1,713,600	1,292,295	937,918	962,719	2,738,183	1,902,773
Investment advisory fees payable	264,820	244,169	183,876	135,964	137,371	462,790	240,783
Interest expense and fees payable	41,704	40,981	38,400	31,498	23,571	58,092	56,811
Officer’s and Directors’ fees payable	176	477	355	265	296	177,972	480
Other accrued expenses payable	357,837	110,982	92,143	74,101	78,658	255,154	107,208

Total accrued liabilities	12,131,732	4,504,933	5,402,069	3,930,736	14,068,395	14,031,725	7,766,133

Other Liabilities
TOB trust certificates	76,451,238	81,244,091	69,752,555	56,354,474	48,934,200	105,938,708	99,386,335
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000	87,000,000	287,100,000	140,000,000

Total other liabilities	76,451,238	223,744,091	153,452,555	111,354,474	135,934,200	393,038,708	239,386,335

Total liabilities	88,582,970	228,249,024	158,854,624	115,285,210	150,002,595	407,070,433	247,152,468

Net Assets Applicable to Common Shareholders	$513,922,954	$373,258,684	$255,911,189	$191,365,644	$199,235,824	$635,652,399	$348,997,874

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$479,994,397	$315,858,884	$210,572,865	$155,479,956	$175,219,629	$543,645,761	$286,179,389
Undistributed net investment income	1,922,594	6,723,045	3,703,153	3,482,744	2,656,770	8,304,209	5,323,706
Undistributed net realized gain (accumulated net realized loss)	(14,502,903)	(9,692,822)	(299,020)	239,153	(7,318,601)	(220,494)	(4,218,029)
Net unrealized appreciation/depreciation	46,508,866	60,369,577	41,934,191	32,163,791	28,678,026	83,922,923	61,712,808

Net Assets Applicable to Common Shareholders	$513,922,954	$373,258,684	$255,911,189	$191,365,644	$199,235,824	$635,652,399	$348,997,874

Net asset value, per Common Share	$14.36	$12.63	$18.12	$16.93	$15.31	$16.60	$16.69

[1] Investments at cost — unaffiliated	$529,804,768	$531,164,881	$363,617,396	$267,792,680	$310,834,521	$939,282,986	$517,549,750
[2] Investments at cost — affiliated	$9,209,652	$545,905	$1,244,129	$1,169,756	$3,309,474	$3,667,115	$5,335,715
[3] VRDP/VMTP Shares outstanding, par value $0.10 per share	—	1,425	837	550	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	—	8,905	5,837	4,030	6,230	15,671	8,400
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	35,783,679	29,544,827	14,123,440	11,300,218	13,009,717	38,296,266	20,909,589

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	63

Statements of Operations

Year Ended April 30, 2013	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest	$31,818,487	$26,342,695	$19,078,700	$14,041,145	$14,199,635	$43,280,421	$27,874,378
Income — affiliated	460	1,336	65	76	143	393	83

Total income	31,818,947	26,344,031	19,078,765	14,041,221	14,199,778	43,280,814	27,874,461

Expenses
Investment advisory	3,119,663	2,921,498	2,231,716	1,653,869	1,836,127	5,621,867	2,911,601
Liquidity fees	—	172,955	—	—	—	2,319,797	—
Professional	125,285	151,336	116,656	90,333	100,387	166,388	125,089
Accounting services	105,098	107,796	82,389	68,623	65,090	154,932	102,937
Transfer agent	58,800	49,267	30,136	28,026	21,461	59,708	38,692
Officer and Directors	52,104	35,709	24,373	18,347	19,167	84,639	33,337
Custodian	26,686	30,062	20,623	15,647	18,831	46,741	26,255
Printing	22,486	16,398	13,376	15,066	16,306	22,451	14,401
Registration	20,292	10,232	9,374	9,255	9,250	13,650	9,516
Miscellaneous	19,599	51,922	58,474	54,201	50,991	36,915	42,579

Total expenses excluding interest expense, fees and amortization of offering costs	3,550,013	3,547,175	2,587,117	1,953,367	2,137,610	8,527,088	3,304,407
Interest expense, fees and amortization of offering costs[1]	597,312	1,937,176	1,475,044	1,069,513	1,418,035	3,535,934	2,413,923

Total expenses	4,147,325	5,484,351	4,062,161	3,022,880	3,555,645	12,063,022	5,718,330
Less fees waived by Manager	(1,153)	(3,398)	(245)	(317)	(166,446)	(1,072)	(297)

Total expenses after fees waived	4,146,172	5,480,953	4,061,916	3,022,563	3,389,199	12,061,950	5,718,033

Net investment income	27,672,775	20,863,078	15,016,849	11,018,658	10,810,579	31,218,864	22,156,428

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	5,021,190	1,544,451	1,791,103	2,536,072	5,995,002	9,290,220	3,453,732
Financial futures contracts	(839,471)	(1,130,971)	(850,913)	(640,707)	(736,213)	(3,012,130)	(1,154,575)

	4,181,719	413,480	940,190	1,895,365	5,258,789	6,278,090	2,299,157

Net change in unrealized appreciation/depreciation on:
Investments	27,595,809	14,414,694	13,349,885	8,527,477	4,542,461	14,541,480	14,648,795
Financial futures contracts	50,134	86,421	(10,541)	101,182	33,578	894,560	80,569

	27,645,943	14,501,115	13,339,344	8,628,659	4,576,039	15,436,040	14,729,364

Total realized and unrealized gain	31,827,662	14,914,595	14,279,534	10,524,024	9,834,828	21,714,130	17,028,521

Distributions to VRDP Shareholders from net realized gain	—	—	—	—	—	(104,404)	—
Distributions to VMTP Shareholders from net realized gain	—	—	(115,598)	(66,164)	—	—	—

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$59,500,437	$35,777,673	$29,180,785	$21,476,518	$20,645,407	$52,828,590	$39,184,949

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

64	ANNUAL REPORT	APRIL 30, 2013

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)		BlackRock MuniEnhanced Fund, Inc. (MEN)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$27,672,775	$27,317,491	$20,863,078	$20,340,510
Net realized gain (loss)	4,181,719	7,126,365	413,480	(675,114)
Net change in unrealized appreciation/depreciation	27,645,943	40,188,787	14,501,115	54,234,700
Dividends to AMPS shareholders from net investment income	—	—	—	(86,943)

Net increase in net assets applicable to Common Shareholders resulting from operations	59,500,437	74,632,643	35,777,673	73,813,153

Dividends to Common Shareholders From[1]
Net investment income	(27,772,135)	(26,925,856)	(20,531,117)	(20,207,814)

Capital Share Transactions
Reinvestment of common dividends	597,054	—	995,097	147,962

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	32,325,356	47,706,787	16,241,653	53,753,301
Beginning of year	481,597,598	433,890,811	357,017,031	303,263,730

End of year	$513,922,954	$481,597,598	$373,258,684	$357,017,031

Undistributed net investment income	$1,922,594	$2,005,206	$6,723,045	$6,013,515

[1]	Dividends are determined in accordance with federal income tax regulations.

	BlackRock MuniHoldings Fund, Inc. (MHD)		BlackRock MuniHoldings Fund II, Inc. (MUH)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$15,016,849	$15,666,101	$11,018,658	$11,523,683
Net realized gain	940,190	1,157,061	1,895,365	482,184
Net change in unrealized appreciation/depreciation	13,339,344	36,408,737	8,628,659	27,132,279
Dividends to AMPS shareholders from net investment income	—	(208,121)	—	(87,811)
Distributions to VMTP Shareholders from net realized gain	(115,598)	—	(66,164)	—

Net increase in net assets applicable to Common Shareholders resulting from operations	29,180,785	53,023,778	21,476,518	39,050,335

Dividends and Distributions to Common Shareholders From[2]
Net investment income	(15,802,003)	(15,317,116)	(11,743,669)	(11,059,908)
Net realized gain	(2,694,641)	—	(1,836,005)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(18,496,644)	(15,317,116)	(13,579,674)	(11,059,908)

Capital Share Transactions
Reinvestment of common dividends and distributions	1,237,551	914,394	844,464	375,140

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	11,921,692	38,621,056	8,741,308	28,365,567
Beginning of year	243,989,497	205,368,441	182,624,336	154,258,769

End of year	$255,911,189	$243,989,497	$191,365,644	$182,624,336

Undistributed net investment income	$3,703,153	$4,428,518	$3,469,290	$4,100,642

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	65

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)		BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$10,810,579	$11,513,767	$31,218,864	$32,774,021
Net realized gain	5,258,789	1,695,833	6,278,090	3,176,086
Net change in unrealized appreciation/depreciation	4,576,039	26,035,352	15,436,040	63,908,723
Dividends to AMPS shareholders from net investment income	—	(137,099)	—	—
Distributions to VRDP Shareholders from net realized gain	—	—	(104,404)	—

Net increase in net assets applicable to Common Shareholders resulting from operations	20,645,407	39,107,853	52,828,590	99,858,830

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(11,540,016)	(11,509,551)	(33,231,587)	(32,680,904)
Net realized gain	—	—	(4,957,743)	—

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(11,540,016)	(11,509,551)	(38,189,330)	(32,680,904)

Capital Share Transactions
Reinvestment of common dividends and distributions	563,444	249,057	3,576,025	742,887

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	9,668,835	27,847,359	18,215,285	67,920,813
Beginning of year	189,566,989	161,719,630	617,437,114	549,516,301

End of year	$199,235,824	$189,566,989	$635,652,399	$617,437,114

Undistributed net investment income	$2,656,770	$3,210,440	$8,304,209	$9,173,694

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

	BlackRock MuniVest Fund II, Inc. (MVT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012

Operations
Net investment income	$22,156,428	$23,162,488
Net realized gain	2,299,157	2,351,347
Net change in unrealized appreciation/depreciation	14,729,364	47,733,695
Dividends to AMPS shareholders from net investment income	—	(473,170)

Net increase in net assets applicable to Common Shareholders resulting from operations	39,184,949	72,774,360

Dividends to Common Shareholders From[2]
Net investment income	(22,892,921)	(22,158,463)

Capital Share Transactions
Reinvestment of common dividends	1,764,861	2,041,162

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	18,056,889	52,657,059
Beginning of year	330,940,985	278,283,926

End of year	$348,997,874	$330,940,985

Undistributed net investment income	$5,323,706	$5,961,823

[2]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

66	ANNUAL REPORT	APRIL 30, 2013

Statements of Cash Flows

Year Ended April 30, 2013	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations, excluding distributions to VRDP/VMTP shareholders	$59,500,437	$35,777,673	$29,296,383	$21,542,682	$20,645,407	$52,932,994	$39,184,949
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease in interest receivable	(334,445)	97,934	(242,822)	(169,225)	5,204	(551,693)	(207,023)
Decrease in cash pledged as collateral for financial futures contracts	128,000	51,000	78,000	90,000	8,000	538,000	105,000
Decrease in prepaid expenses	14,291	99,163	8,380	6,056	1,759	307,938	2,840
Increase in variation margin receivable	(17,250)	(15,000)	(16,969)	(8,438)	(17,438)	(29,344)	(19,313)
Increase in investment advisory fees payable	22,526	12,820	10,128	8,222	7,090	20,915	14,282
Increase in interest expense and fees payable	13,230	1,013	11,033	9,923	6,660	20,651	13,064
Increase (decrease) in other accrued expenses payable	220,169	(45,088)	7,453	11,144	374	82,265	(15,637)
Decrease in variation margin payable	(35,000)	(25,000)	(26,250)	(19,750)	(24,000)	(90,000)	(35,625)
Increase (decrease) in Officer’s and Directors’ fees payable	(2,793)	(4,570)	(3,251)	(2,317)	(2,405)	33,451	(4,273)
Net realized and unrealized gain on investments	(32,353,892)	(15,959,145)	(15,140,988)	(11,063,549)	(10,537,463)	(23,831,700)	(18,102,527)
Amortization of premium and accretion of discount on investments	(823,122)	(627,997)	(82,554)	(274,794)	1,113,067	2,780,637	201,703
Amortization of deferred offering costs	—	20,151	39,701	39,581	41,539	1,089,528	40,617
Proceeds from sales of long-term investments	111,040,664	67,727,799	69,128,489	50,935,498	112,066,566	156,672,400	86,148,513
Purchases of long-term investments	(119,336,473)	(88,111,490)	(73,128,127)	(54,606,238)	(119,506,638)	(177,649,380)	(95,094,591)
Net proceeds from sales (purchases) of short-term securities	(5,804,682)	8,582,052	728,485	(842,206)	(136,804)	(1,865,898)	(95,557)

Cash provided by operating activities	12,231,660	7,581,315	10,667,091	5,656,589	3,670,918	10,460,764	12,136,422

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	19,952,914	26,700,594	15,789,897	15,485,790	10,303,298	30,060,026	11,166,932
Cash payments for TOB trust certificates	(5,012,103)	(14,738,587)	(7,795,237)	(7,404,553)	(3,000,370)	(5,551,010)	(320,470)
Cash receipts from issuance of VMTP Shares	—	—	—	—	—	287,100,000	—
Cash payments on redemption of VRDP Shares	—	—	—	—	—	(287,100,000)	—
Cash payments for offering costs	—	—	—	—	—	(243,560)	—
Cash dividends paid to Common Shareholders	(27,172,471)	(19,531,447)	(17,252,816)	(12,731,053)	(10,973,846)	(34,597,892)	(21,118,478)
Cash distributions paid to VMTP Shareholders	—	—	(115,598)	(66,164)	—	—	—
Cash distributions paid to VRDP Shareholders	—	—	—	—	—	(104,404)	—
Decrease in bank overdraft	—	(11,875)	—	—	—	(23,924)	—

Cash used for financing activities	(12,231,660)	(7,581,315)	(9,373,754)	(4,715,980)	(3,670,918)	(10,460,764)	(10,272,016)

Cash
Net increase (decrease) in cash	—	—	1,293,337	940,609	—	—	1,864,406
Cash at beginning of year	—	—	—	—	—	—	—

Cash at end of year	—	—	$1,293,337	$940,609	—	—	$1,864,406

Cash Flow Information
Cash paid during the year for interest and fees	$584,082	$1,916,012	$1,424,310	$1,020,009	$1,369,836	$2,425,755	$2,360,242

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$597,054	$995,097	$1,237,551	$844,464	$563,444	$3,576,025	$1,764,861

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	67

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Year Ended April 30,				Period June 1, 2008 to April 30, 2009	Year Ended May 31, 2008
	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$13.47	$12.14	$12.63	$10.59	$12.79	$13.87

Net investment income[1]	0.77	0.76	0.73	0.80	0.72	0.78
Net realized and unrealized gain (loss)	0.90	1.32	(0.46)	2.06	(2.18)	(1.04)

Net increase (decrease) from investment operations	1.67	2.08	0.27	2.86	(1.46)	(0.26)

Dividends and distributions from:[2]
Net investment income	(0.78)	(0.75)	(0.76)	(0.82)	(0.74)	(0.82)
Net realized gain	—	—	—	—	—	(0.00)[3]

Total dividends and distributions	(0.78)	(0.75)	(0.76)	(0.82)	(0.74)	(0.82)

Net asset value, end of period	$14.36	$13.47	$12.14	$12.63	$10.59	$12.79

Market price, end of period	$13.96	$13.15	$11.27	$12.65	$10.91	$13.35

Total Investment Return[4]
Based on net asset value	12.70%	17.90%	2.31%	27.72%	(11.29)%[5]	(1.90)%

Based on market price	12.22%	23.99%	(5.17)%	24.17%	(12.45)%[5]	(7.12)%

Ratios to Average Net Assets
Total expenses	0.83%	0.77%	0.78%	0.72%	0.77% [6]	0.70%

Total expenses after fees waived and paid indirectly	0.83%	0.77%	0.78%	0.72%	0.76% [6]	0.69%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[7]	0.71%	0.70%	0.74%	0.67%	0.70% [6]	0.66%

Net investment income	5.52%	6.00%	6.07%	6.72%	7.13% [6]	5.81%

Supplemental Data
Net assets, end of period (000)	$513,923	$481,598	$433,891	$266,831	$221,899	$266,913

Portfolio turnover	19%	28%	24%	44%	23%	23%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.01) per share.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Interest expense and fees relate to TOBs. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

68	ANNUAL REPORT	APRIL 30, 2013

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Year Ended April 30,					Period February 1, 2009 to April 30, 2009		Year Ended January 31, 2009
	2013		2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$12.12		$10.30	$10.90	$9.77	$9.15		$11.16

Net investment income[1]	0.71		0.69	0.73	0.75	0.18		0.72
Net realized and unrealized gain (loss)	0.50		1.82	(0.62)	1.04	0.58		(2.02)
Dividends to AMPS shareholders from net investment income	—		(0.00)[2]	(0.03)	(0.03)	(0.01)		(0.19)

Net increase (decrease) from investment operations	1.21		2.51	0.08	1.76	0.75		(1.49)

Dividends to Common shareholders from net investment income[3]	(0.70)		(0.69)	(0.68)	(0.63)	(0.13)		(0.52)

Net asset value, end of period	$12.63		$12.12	$10.30	$10.90	$9.77		$9.15

Market price, end of period	$12.65		$11.66	$9.99	$10.81	$8.88		$8.31

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	10.16%		25.12%	0.78%	18.76%	8.40%	[5]	(13.19)%

Based on market price	14.69%		24.11%	(1.44)%	29.59%	8.48%	[5]	(17.46)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.49%		1.70%	1.24%	1.20%	1.46%	[7]	1.77%

Total expenses after fees waived and paid indirectly[6]	1.49%		1.70%	1.24%	1.20%	1.45%	[7]	1.76%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,8]	0.96%	[9]	1.35% [9]	1.09%	1.04%	1.22%	[7]	1.18%

Net investment income[6]	5.65%		6.12%	6.89%	7.17%	7.72%	[7]	7.43%

Dividends to AMPS shareholders	—		0.03%	0.29%	0.32%	0.56%	[7]	1.92%

Net investment income to Common Shareholders	5.65%		6.09%	6.60%	6.85%	7.16%	[7]	5.51%

Supplemental Data
Net assets applicable to Common Shareholder, end of period (000)	$373,259		$357,017	$303,264	$320,083	$287,078		$368,689

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—	$142,575	$142,575	$158,850		$158,850

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$142,500		$142,500	—	—	—		—

Portfolio turnover	12%		22%	9%	23%	6%		24%

Asset coverage per AMPS at $25,000 liquidation preference, end of period (000)	—		—	$78,179	$81,128	$70,185		$67,294

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$361,936		$350,538	—	—	—		—

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.01) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]	Annualized.

[8]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[9]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were 0.91% and 0.98%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	69

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Year Ended April 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$17.36	$14.67	$15.75	$13.27	$15.20

Net investment income[1]	1.07	1.12	1.14	1.13	1.07
Net realized and unrealized gain (loss)	1.01	2.67	(1.01)	2.39	(1.94)
Distributions to VMTP Shareholders from net realized gain	(0.01)	—	—	—	—
Dividends and distributions to AMPS shareholders from:
Net investment income	—	(0.01)	(0.03)	(0.03)	(0.18)
Net realized gain	—	—	(0.00)[2]	(0.00)[2]	(0.01)

Net increase (decrease) from investment operations	2.07	3.78	0.10	3.49	(1.06)

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(1.12)	(1.09)	(1.07)	(0.99)	(0.85)
Net realized gain	(0.19)	—	(0.11)	(0.02)	(0.02)

Total dividends and distributions to Common Shareholders	(1.31)	(1.09)	(1.18)	(1.01)	(0.87)

Net asset value, end of year	$18.12	$17.36	$14.67	$15.75	$13.27

Market price, end of year	$18.20	$18.08	$14.51	$15.70	$11.97

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	12.20%	26.57%	0.57%	27.31%	(6.24)%

Based on market price	8.21%	33.28%	(0.21)%	40.68%	(12.97)%

Ratio to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.60%	1.41%	1.28%	1.25%	1.65%

Total expenses after fees waived and paid indirectly[5]	1.60%	1.41%	1.28%	1.25%	1.64%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,6]	1.02%	1.09% [7]	1.13%	1.11%	1.25%

Net investment income[5]	5.92%	6.95%	7.41%	7.67%	7.98%

Dividends to AMPS shareholders	—	0.09%	0.20%	0.24%	1.32%

Net investment income to Common Shareholders	5.92%	6.86%	7.21%	7.43%	6.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$255,911	$243,989	$205,368	$219,133	$184,685

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	$83,700	$83,700	$91,925

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	$83,700	—	—	—

Portfolio turnover	16%	19%	15%	41%	19%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	$86,342	$90,454	$75,230

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$405,748	$391,505	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.01) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

70	ANNUAL REPORT	APRIL 30, 2013

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Year Ended April 30,				Period August 1, 2008 to April 30, 2009	Year Ended July 31, 2008
	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.23	$13.74	$14.65	$12.47	$13.66	$14.78

Net investment income[1]	0.98	1.03	1.03	1.02	0.72	1.04
Net realized and unrealized gain (loss)	0.93	2.45	(0.88)	2.08	(1.22)	(1.14)
Distributions to VMTP Shareholders from net realized gain	(0.01)	—	—	—	—	—
Dividends and distributions to AMPS Shareholders from:
Net investment income	—	(0.01)	(0.02)	(0.02)	(0.10)	(0.26)
Net realized gain	—	—	(0.00)[2]	—	—	—

Net increase (decrease) from investment operations	1.90	3.47	0.13	3.08	(0.60)	(0.36)

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(1.04)	(0.98)	(0.97)	(0.90)	(0.59)	(0.76)
Net realized gain	(0.16)	—	(0.07)	—	—	—

Total dividends and distributions to Common Shareholders	(1.20)	(0.98)	(1.04)	(0.90)	(0.59)	(0.76)

Net asset value, end of period	$16.93	$16.23	$13.74	$14.65	$12.47	$13.66

Market price, end of period	$16.75	$16.46	$13.35	$14.68	$11.33	$13.01

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	11.99%	26.08%	0.92%	25.71%	(3.55)%[5]	(2.30)%

Based on market price	9.25%	31.60%	(2.14)%	38.64%	(7.99)%[5]	(1.69)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[6]	1.59%	1.37%	1.23%	1.25%	1.60% [7]	1.55%

Total expenses after fees waived and paid indirectly[6]	1.59%	1.37%	1.23%	1.25%	1.60% [7]	1.55%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6,8]	1.03%	1.07% [9]	1.07%	1.10%	1.22% [7]	1.18%

Net investment income[6]	5.81%	6.81%	7.18%	7.41%	7.84% [7]	7.07%

Dividends to AMPS shareholders	—	0.05%	0.14%	0.16%	1.07% [7]	1.79%

Net investment income to Common Shareholders	5.81%	6.76%	7.04%	7.25%	6.77% [7]	5.28%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$191,366	$182,624	$154,259	$163,722	$139,377	$152,633

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$55,050	$55,050	$61,000	$61,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$55,000	$55,000	—	—	—	—

Portfolio turnover	16%	18%	15%	41%	19%	28%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$95,056	$99,353	$81,123	$87,562

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$447,938	$432,044	—	—	—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.01) per share.

[3]	Dividends are determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]	Annualized.

[8]

Interest expense and fees relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	71

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Year Ended April 30,
	2013	2012		2011		2010		2009

Per Share Operating Performance
Net asset value, beginning of year	$14.61	$12.48		$13.34		$12.27		$13.31

Net investment income[1]	0.83	0.89		0.91		0.94		0.93
Net realized and unrealized gain (loss)	0.76	2.14		(0.85)		0.97		(1.20)
Dividends to AMPS shareholders from net investment income	—	(0.01)		(0.03)		(0.03)		(0.19)

Net increase (decrease) from investment operations	1.59	3.02		0.03		1.88		(0.46)

Dividends to Common Shareholders from net investment income[2]	(0.89)	(0.89)		(0.89)		(0.81)		(0.58)

Net asset value, end of year	$15.31	$14.61		$12.48		$13.34		$12.27

Market price, end of year	$14.92	$14.52		$12.31		$13.40		$10.87

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	11.06%	24.96%		0.21%		16.05%		(2.52)%

Based on market price	8.90%	25.90%		(1.60)%		31.59%		(3.97)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.80%	1.49%	[4]	1.34%	[4]	1.36%	[4]	1.88%	[4]

Total expenses after fees waived	1.72%	1.41%	[4]	1.25%	[4]	1.20%	[4]	1.65%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	1.00%	1.06%	[4,6]	1.10%	[4]	1.04%	[4]	1.17%	[4]

Net investment income	5.48%	6.50%	[4]	7.04%	[4]	7.23%	[4]	7.69%	[4]

Dividends to AMPS shareholders	—	0.08%		0.21%		0.24%		1.61%

Net investment income to Common Shareholders	5.48%	6.42%		6.83%		6.99%		6.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$199,236	$189,567		$161,720		$171,977		$158,061

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		$87,000		$87,000		$94,200

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	$87,000		—		—		—

Portfolio turnover	34%	30%		28%		22%		35%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		$71,472		$74,420		$66,951

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$329,007	$317,893		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Do not reflect the effect of dividends to AMPS shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

72	ANNUAL REPORT	APRIL 30, 2013

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Year Ended April 30,				Period June 1, 2008 to April 30, 2009	Year Ended May 31, 2008
	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$16.21	$14.45	$14.75	$13.05	$14.45	$15.10

Net investment income[1]	0.82	0.86	0.95	1.02	0.89	1.04
Net realized and unrealized gain (loss)	0.58	1.76	(0.31)	1.57	(1.42)	(0.63)
Distributions to VRDP Shareholders from net realized gain	(0.01)	—	—	—	—	—
Dividends and distributions to AMPS shareholders from:
Net investment income	—	—	(0.10)	(0.11)	(0.23)	(0.33)

Net increase (decrease) from investment operations	1.39	2.62	0.54	2.48	(0.76)	0.08

Dividends and distributions to Common Shareholders from:[2]
Net investment income	(0.87)	(0.86)	(0.84)	(0.78)	(0.64)	(0.73)
Net realized gain	(0.13)	—	—	—	—	—

Total dividends and distributions to Common Shareholders	(1.00)	(0.86)	(0.84)	(0.78)	(0.64)	(0.73)

Net asset value, end of period	$16.60	$16.21	$14.45	$14.75	$13.05	$14.45

Market price, end of period	$16.12	$16.45	$13.65	$14.13	$11.77	$13.70

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	8.78%	18.74%	3.86%	19.85%	(4.56)%[4]	0.86%

Based on market price	4.09%	27.56%	2.41%	27.29%	(9.21)%[4]	(2.76)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.91%	1.88%	1.45%	1.20%	1.44% [6]	1.30%

Total expenses after fees waived and paid indirectly[5]	1.91%	1.88%	1.43%	1.10%	1.25% [6]	1.07%

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[5,7]	1.35% [8]	1.65% [8]	1.30%	1.01%	1.02% [6]	0.90%

Net investment income[5]	4.93%	5.58%	6.48%	7.22%	7.46% [6]	6.97%

Dividend to AMPS shareholders	—	—	0.70%	0.81%	1.94%	2.23%

Net investment income to Common Shareholders	4.93%	5.58%	5.78%	6.41%	5.52%	4.74%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$635,652	$617,437	$549,516	$561,140	$496,247	$549,415

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	—	$287,175	$287,175	$320,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	—	$287,100	$287,100	—	—	—

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	—	—	—	—	—

Portfolio turnover	16%	27%	21%	29%	13%	14%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	—	$73,857	$68,207	$67,941

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	—	$315,060	$291,402	—	—	—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$321,405	—	—	—	—	—

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares/VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering cost, liquidity and remarketing fees was 0.98% and 0.99%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	73

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Year Ended April 30,				Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.91	$13.47	$14.41	$11.95	$10.95		$14.49

Net investment income[1]	1.06	1.12	1.14	1.18	0.53		1.12
Net realized and unrealized gain (loss)	0.82	2.41	(0.99)	2.32	0.95		(3.49)
Dividends to AMPS shareholders from net investment income	—	(0.02)	(0.04)	(0.05)	(0.05)		(0.32)

Net increase (decrease) from investment operations	1.88	3.51	0.11	3.45	1.43		(2.69)

Dividends to Common Shareholders from net investment income[2]	(1.10)	(1.07)	(1.05)	(0.99)	(0.43)		(0.85)

Net asset value, end of period	$16.69	$15.91	$13.47	$14.41	$11.95		$10.95

Market price, end of period	$17.31	$16.75	$13.72	$14.94	$11.65		$9.75

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	11.95%	26.86%	0.73%	29.75%	13.71%	[4]	(19.33)%

Based on market price	10.28%	31.13%	(1.04)%	37.99%	24.49%	[4]	(25.18)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	1.66%	1.41%	1.23%	1.25%	1.51%	[6]	1.67%

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5,7]	0.96%	1.04% [8]	1.07%	1.10%	1.26%	[6]	1.16%

Net investment income[5]	6.43%	7.57%	8.14%	8.72%	9.77%	[6]	8.03%

Dividends to AMPS shareholders	—	0.15%	0.32%	0.36%	0.95%	[6]	2.31%

Net investment income to Common Shareholders	6.43%	7.42%	7.82%	8.36%	8.82%		5.72%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$348,998	$330,941	$278,284	$295,465	$243,583		$223,210

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—	$140,000	$140,000	$150,800		$150,800

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$140,000	$140,000	—	—	—		—

Portfolio turnover	15%	13%	16%	30%	9%		49%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—	$74,698	$77,767	$65,388		$62,019

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$349,284	$336,386	—	—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]	Annualized.

[7]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[8]

For the year ended April 30, 2012, the total expense ratios after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

74	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock MuniHoldings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT”) each, a “Fund”, and, collectively, the “Funds” are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine, and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair value of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations, which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate

ANNUAL REPORT	APRIL 30, 2013	75

Notes to Financial Statements (continued)

prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended April 30, 2013, no TOBs in which the Funds participated in were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Funds typically invest the cash in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB trust certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holders of the TOB Trust Certificates as reported in Statements of Assets and Liabilities as TOB Trust Certificates approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBs on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At April 30, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUA	$140,431,134	$76,451,238	0.22% - 0.55%
MEN	$163,289,497	$81,244,091	0.22% - 0.52%
MHD	$128,030,924	$69,752,555	0.18% - 0.47%
MUH	$102,166,484	$56,354,474	0.18% - 0.47%
MUS	$94,626,711	$48,934,200	0.22% - 0.48%
MUI	$196,977,870	$105,938,708	0.22% - 0.35%
MVT	$189,033,351	$99,386,335	0.18% - 0.47%

For the year ended April 30, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	65,519,243	0.91%
MEN	72,835,990	0.69%
MHD	68,510,022	0.74%
MUH	56,107,973	0.73%
MUS	49,488,550	0.72%
MUI	102,030,703	0.72%
MVT	97,783,184	0.73%

76	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends paid to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs and financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s

ANNUAL REPORT	APRIL 30, 2013	77

Notes to Financial Statements (continued)

size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Options: The Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not, the counterparty to perform. With exchange traded purchased options and futures and centrally cleared swaps, there is minimal counterparty credit risk to the Funds since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (financial futures contracts). Brokers can ask for margining in excess of the minimum in certain circumstances. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

78	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of April 30, 2013
	Liability Derivatives
		MUA	MEN	MHD	MUH	MUS	MUI	MVT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(430,054)	$(230,522)	$(356,659)	$(159,993)	$(251,787)	$(498,996)	$(389,910)

[1]   Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2013
		Net Realized Gain (Loss) From
		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts		$(839,471)	$(1,130,971)	$(850,913)	$(640,707)	$(736,213)	$(3,012,130)	$(1,154,575)
Options[2]		—	—	—	—	—	(207,604)	—

Total		$(839,471)	$(1,130,971)	$(850,913)	$(640,707)	$(736,213)	$(3,219,734)	$(1,154,575)

[2] Options purchased are included in the net realized gain(loss) from investments.
		Net Change in Unrealized Appreciation/Depreciation on
		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Interest rate contracts:
Financial futures contracts		$50,134	$86,421	$(10,541)	$101,182	$33,578	$894,560	$80,569
For the year ended April 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:
		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Financial futures contracts:
Average number of contracts sold		46	40	45	23	47	118	52
Average notional value of contracts sold		$6,134,531	$5,334,375	$6,034,512	$3,000,586	$6,201,211	$15,620,980	$6,868,008
Options:
Average number of option contracts purchased		—	—	—	—	—	328 [3]	—
Average notional value of option contracts purchased		—	—	—	—	—	$51,289 [3]	—
[3]	Actual contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

MUA	0.55%
MEN	0.50%
MHD	0.55%
MUH	0.55%
MUS	0.55%
MUI	0.55%
MVT	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

ANNUAL REPORT	APRIL 30, 2013	79

Notes to Financial Statements (continued)

The Manager, for MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended April 30, 2013, the waiver was $166,024.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended April 31, 2013, the amounts waived were as follows:

MUA	$1,153
MEN	$3,398
MHD	$245
MUH	$317
MUS	$422
MUI	$1,072
MVT	$297

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

4. Investments:

Purchases and sales of investments, excluding short-term securities for the year ended April 30, 2013, were as follows:

	Purchases	Sales
MUA	$120,146,643	$107,811,996
MEN	$87,008,461	$66,761,002
MHD	$70,246,213	$63,029,571
MUH	$52,525,469	$47,498,840
MUS	$129,647,581	$112,947,861
MUI	$174,736,969	$157,571,658
MVT	$89,603,724	$83,642,985

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2013 attributable to amortization methods on fixed income securities, expenses characterized as distributions, non-deductible expenses, distributions received from a regulated investment company and the reclassification of distributions were reclassified to the following accounts:

		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Paid-in capital		—	$(371,239)	$(73,224)	$(60,556)	$(73,778)	$(1,131,569)	$(98,376)
Undistributed net investment income		$16,748	$377,569	$59,789	$107,113	$175,767	$1,143,238	$98,376
Undistributed net realized gain (accumulated net realized loss)		$(16,748)	$(6,330)	$13,435	$(46,557)	$(101,989)	$(11,669)	—
The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 was as follows:
		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income[1]	04/30/13	$26,817,515	$21,934,599	$16,372,680	$11,783,319	$12,543,128	$34,575,076	$24,390,475
	04/30/12	26,806,448	21,041,552	15,837,794	11,353,000	12,032,695	33,498,893	23,223,910
Ordinary income[2]	04/30/13	954,620	7,220	961,986	1,055,751	—	966,224	119,119
	04/30/12	119,408	—	58,968	39,399	—	42,826	25,448
Long-term capital gains[3].	04/30/13	—	—	2,189,737	1,419,112	—	4,569,048	—
	04/30/12	—	—	—	—	—	—	—

Total	04/30/13	$27,772,135	$21,941,819	$19,524,403	$14,258,182	$12,543,128	$40,110,348	$24,509,594

	04/30/12	$26,925,856	$21,041,552	$15,896,762	$11,392,399	$12,032,695	$33,541,719	$23,249,358

[1] The Funds designate these amounts paid during the fiscal year ended April 30, 2013, as exempt-interest dividends.

[2] Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends from non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

[3] The Funds designate these amounts paid during the fiscal year ended April 30, 2013, as capital gain dividends.

As of April 30, 2013, the tax components of accumulated net earnings were as follows:

		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income		$1,388,429	$6,447,958	$3,490,679	$3,353,409	$2,614,747	$7,522,585	$4,693,625
Undistributed ordinary income		95,302	24	241,822	574,381	10,387	422,747	13,096
Undistributed long-term capital gains		—	—	—	571,417	—	1,878,099	—
Capital loss carryforwards		(13,776,128)	(7,948,481)	—	—	(7,109,092)	—	(2,741,816)
Net unrealized gains[4]		46,558,020	58,924,295	41,884,696	31,386,481	28,500,153	82,183,207	60,972,703
Qualified late-year losses[5]		(337,066)	(23,996)	(278,873)	—	—	—	(119,123)

Total		$33,928,557	$57,399,800	$45,338,324	$35,885,688	$24,016,195	$92,006,638	$62,818,485

80	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

[4]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

[5]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2014.

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MUS	MVT
2014	$1,573,000	—	—	—
2015	5,065,527	—	—	—
2016	901,327	$2,450,150	—	$2,741,816
2017	3,645,754	3,540,378	$494,294	—
2018	396,366	1,225,298	6,614,798	—
2019	2,194,154	732,655	—	—

Total	$13,776,128	$7,948,481	$7,109,092	$2,741,816

During the year ended April 30, 2013, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

MUA	$4,878,817
MEN	$1,856,235
MUS	$5,700,017
MUI	$560,259
MVT	$2,256,360

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$462,680,535	$452,065,472	$295,515,124	$213,545,265	$265,639,161	$839,066,161	$423,813,382

Gross unrealized appreciation	$62,415,412	$60,831,511	$43,510,034	$32,668,130	$29,260,727	$85,505,802	$65,969,091
Gross unrealized depreciation	(15,593,845)	(1,830,189)	(1,625,338)	(1,281,649)	(760,280)	(3,138,651)	(4,180,625)

Net unrealized appreciation	$46,821,567	$59,001,322	$41,884,696	$31,386,481	$28,500,447	$82,367,151	$61,788,466

6. Concentration, Market and Credit Risk:

MEN, MHD, MUH, MUS, MUI and MVT invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2013, MUA, MHD, MUH and MVT invested a significant portion of their assets in securities in the health and transportation sectors. MEN invested a significant portion of its assets in securities in the county/city/special district/school district, transportation and state sectors. MUS invested a significant portion of its assets in securities in the county/city/special district/school district and transportation sectors. MUI invested a significant portion of its assets in securities in the county/city/special district/school district sector. Changes in economic conditions affecting the county/city/special district/school district, health, transportation and state sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

ANNUAL REPORT	APRIL 30, 2013	81

Notes to Financial Statements (continued)

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares outstanding is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30, 2013	Year Ended April 30, 2012
MUA	41,756	—
MEN	78,843	12,832
MHD	68,594	56,498
MUH	50,084	24,312
MUS	36,838	17,824
MUI	215,573	45,759
MVT	105,288	139,364

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Funds. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN and MUI (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer. MUI redeemed all of its VRDP Shares on December 21, 2012.

The VRDP Shares outstanding as of the year ended April 30, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. The fee agreement between MEN and the liquidity provider is for a three-year term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

The fee agreement for MUI’s VRDP Shares with the liquidity provider, which was for a two-year term and was scheduled to expire on December 28, 2012, was terminated upon issuance of the VMTP Shares. Any such liquidity fees incurred by MUI through the date of issuance of the VMTP Shares are shown as liquidity fees in the Statements of Operations.

In the event the fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. MEN is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, MEN is required to begin to segregate liquid assets with MEN’s custodian to fund the redemption. There is no assurance MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, MEN must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

82	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2013, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MEN and MUI’s remarketable VRDP Shares that were tendered for remarketing during the year ended April 30, 2013 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended April 30, 2013 were as follows:

Rate
MEN	0.99%
MUI	0.27%

On June 20, 2012, MEN announced a special rate period for a three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by MEN on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MEN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MEN will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MEN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding for MEN remained constant for the year ended April 30, 2013.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding for the year ended April 30, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MHD	12/16/11	837	$83,700,000	1/02/15
MUH	12/16/11	550	$55,000,000	1/02/15
MUS	12/16/11	870	$87,000,000	1/02/15
MUI	12/07/12	2,871	$287,100,000	1/04/16
MVT	12/16/11	1,400	$140,000,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund’s VMTP Shares will be extended or that a Fund’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Funds redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 103% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

ANNUAL REPORT	APRIL 30, 2013	83

Notes to Financial Statements (continued)

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to SIFMA. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2013, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended April 30, 2013 were as follows:

Rate
MHD	1.16%
MUH	1.16%
MUS	1.16%
MUI	1.12%
MVT	1.16%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding for MHD, MUH, MUS and MVT remained constant for the year ended April 30, 2013.

Offering Costs: The Funds, with the exception of MUA, incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

AMPS

The AMPS were redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary (the “Governing Instrument”) were not satisfied.

From February 13, 2008 to the redemption dates listed below, the AMPS of the Funds failed to clear any of their auctions. A failed auction was not an event of default for the Funds, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

As of April 30, 2013, the Funds did not have any AMPS outstanding.

During the year ended April 30, 2012, MEN, MHD, MUH, MUS and MVT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MEN	A28	6/14/11	1,525	$38,125,000
	B28	6/21/11	1,525	$38,125,000
	C7	5/31/11	1,525	$38,125,000
	D7	6/10/11	1,128	$28,200,000
MHD	A	1/11/12	1,473	$36,825,000
	B	1/06/12	1,473	$36,825,000
	C	1/10/12	402	$10,050,000
MUH	A	1/11/12	1,101	$27,525,000
	B	1/09/12	1,101	$27,525,000
MUS	A	1/06/12	1,740	$43,500,000
	B	1/10/12	1,740	$43,500,000
MVT	A	1/12/12	1,440	$36,000,000
	B	1/19/12	1,440	$36,000,000
	C	1/12/12	1,440	$36,000,000
	D	1/10/12	1,280	$32,000,000

The Funds financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares or VMTP Shares as follows:

MEN	$142,500,000
MHD	$83,700,000
MUH	$55,000,000
MUS	$87,000,000
MVT	$140,000,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Each Fund paid a net investment income dividend on June 3, 2013 to Common Shareholders of record on May 15, 2013 as follows:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0580
MHD	$0.0915
MUH	$0.0830
MUS	$0.0740
MUI	$0.0715
MVT	$0.0910

84	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (concluded)

Additionally, the Funds declared a net investment income dividend in the following amounts per share on June 3, 2013 payable to Common Shareholders of record on June 14, 2013:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0605
MHD	$0.0915
MUH	$0.0830
MUS	$0.0675
MUI	$0.0715
MVT	$0.0910

The dividends declared on VRDP Shares or VMTP Shares for the period May 1, 2013 to May 31, 2013 were as follows:

	Series	VRDP/VMTP Dividends Declared
MEN	W7	$144,257
MHD	W7	$83,379
MUH	W7	$54,789
MUS	W7	$86,666
MUI	W7	$285,999
MVT	W7	$139,463

ANNUAL REPORT	APRIL 30, 2013	85

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of

BlackRock MuniAssets Fund, Inc.,

BlackRock MuniEnhanced Fund, Inc.,

BlackRock MuniHoldings Fund, Inc.,

BlackRock MuniHoldings Fund II, Inc.,

BlackRock MuniHoldings Quality Fund, Inc.,

BlackRock Muni Intermediate Duration Fund, Inc., and

BlackRock MuniVest Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc., as of April 30, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 24, 2013

86	ANNUAL REPORT	APRIL 30, 2013

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Funds declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

ANNUAL REPORT	APRIL 30, 2013	87

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor. The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

88	ANNUAL REPORT	APRIL 30, 2013

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W.Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	94 RICs consisting of 90 Portfolios	None

[1] Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, 2012, and 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn and in 2013, the Board unanimously approved extending the mandatory retirement age for Kathleen F. Feldstein, in each case, by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75 and Ms. Feldstein can serve until December 31 of the year in which she turns 73. Mr. Flynn and Ms. Feldstein turn 75 and 73, respectively, in 2014.

[2] Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S.Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed- end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios.	None

[3]   Mr. Audet is an “interested person,“as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

ANNUAL REPORT	APRIL 30, 2013	89

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
2 Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 State Street Bank and Trust Company[4] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc.[5] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Provider Citibank, N.A.[5] New York, NY 10179
[3]	For MUA, MHD, MUH, MUS and MVT.
[4]	For MEN and MUI.
[5]	For MEN.

90	ANNUAL REPORT	APRIL 30, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	APRIL 30, 2013	91

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change in control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

92	ANNUAL REPORT	APRIL 30, 2013

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to incorporate BlackRock’s website in this report.

ANNUAL REPORT	APRIL 30, 2013	93

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

94	ANNUAL REPORT	APRIL 30, 2013

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-4/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniAssets Fund, Inc.	$29,763	$29,500	$0	$0	$12,200	$11,700	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniAssets Fund, Inc.	$12,200	$11,700

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of
Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)    The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano Frank J. Fabozzi James T. Flynn W. Carl Kester Karen P. Robards

(b) Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2013.

(a)(1)

The registrant is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2006 and 2006, respectively.

Portfolio Manager	Biography
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$27.15 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$27.15 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc.’s or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)	As of April 30, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).

Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in

BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Theodore R. Jaeckel, Jr.	$50,001-$100,000
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto (a)(1) – Code of Ethics – See Item 2 (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable (b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniAssets Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniAssets Fund, Inc.

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniAssets Fund, Inc.

Date: July 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniAssets Fund, Inc.

Date: July 2, 2013